UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07831

FMI Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Wisconsin Avenue
Suite 2200
Milwaukee, WI  53202

(Address of principal executive offices) (Zip code)

Ted D. Kellner
Fiduciary Management, Inc.
100 East Wisconsin Avenue
Suite 2200
Milwaukee, WI  53202

(Name and address of agent for service)

(414) 226-4555

(Registrant's telephone number, including area code)

Date of fiscal year end:  September 30

Date of reporting period: March 31, 2015

Item 1. Reports to Stockholders.

SEMIANNUAL REPORT
March 31, 2015

FMI Large Cap Fund
(FMIHX)

FMI Common Stock Fund
(FMIMX)

FMI International Fund
(FMIJX)

FMI Funds
Advised by Fiduciary Management, Inc. www.fmifunds.com

FMI Funds
TABLE OF CONTENTS

FMI Large Cap Fund
Shareholder Letter	2
Schedule of Investments	7
Industry Sectors	8

FMI Common Stock Fund
Shareholder Letter	9
Schedule of Investments	14
Industry Sectors	16

FMI International Fund
Shareholder Letter	17
Schedule of Investments	23
Schedule of Forward Currency Contracts	25
Industry Sectors	26

Financial Statements
Statements of Assets and Liabilities	27
Statements of Operations	28
Statements of Changes in Net Assets	29
Financial Highlights	30
Notes to Financial Statements	31

Additional Information	36
Expense Example	37
Advisory Agreements	38
Disclosure Information	39

FMI
Large Cap
Fund

March 31, 2015

Dear Fellow Shareholders:

The FMI Large Cap Fund returned 1.79% in the March quarter compared to the benchmark Standard & Poor’s 500 gain of 0.95%.  Sectors that helped this quarter included Distribution Services, Health Services and Consumer Non-Durables, while Health Technology, Technology Services and Process Industries detracted from performance compared to the S&P 500 Index.  Stocks that performed well in the period included AmerisourceBergen, UnitedHealth Group and TE Connectivity.  These gains were balanced by negative results from American Express, Potash Corp. and PACCAR; we continue to like the long-term outlook for all three of these investments.  Cash remained a drag on performance.  Other than tactical boosting and trimming, the only across-the-board portfolio move in the quarter was the sale of Cintas, which reached a full valuation.

Aside from a few bumps at the end of the quarter, the six-year bull market remained intact through March.  It is difficult to reconcile the trajectory or the level of stock, bond, real estate and most other financial assets over most of the past several years given the fundamentals.  It might be tempting to just sit back and enjoy the ride, but having a strong conviction that there is an artificiality to the great success these markets have enjoyed keeps us from joining in the fun.  Despite a torrent of fiscal stimulus resulting in a staggering debt load of $18 trillion and enormously accommodative monetary policies, the U.S. economy continues to perform in subpar fashion.  U.S. real gross domestic product (GDP) growth over the past five years has averaged 2.3%, less than half the normal rate.  Many other developed countries are in the same predicament.  International Monetary Fund (IMF) estimates of global GDP growth have recently been cut again, from 3.8% to 3.5%.  U.S. industrial production, durable goods spending, and business formations have all recently weakened.  Housing starts and existing sales have been up and down, but far below what most predicted for five years after a recession.  First quarter retail sales look like they will be down at least 2%.  The unemployment rate has improved, but that is modest solace considering the near record-low labor participation rate of 62.8%.  While this figure might have some downward influence from baby boomers retiring early with no desire to reenter the workforce, millions have become discouraged and have simply stopped looking for work, and are thus no longer counted as unemployed.  Labor’s share of profits is low relative to history and real incomes have been stagnant for over a decade, unless you are in the small slice at the top.  Corporate sales and earnings growth rates have declined sharply in recent months (likely to be down in the first quarter), partly due to weak oil prices and the strong dollar, but also affected by a lack of organic fixed business investment, research and development, and people.  Corporate executives have become slaves to Wall Street, buying back stock at record-high levels and worshipping at the mergers and acquisitions altar.  Government leaders and central bank bureaucrats continue to push the same policies regardless of the outcomes and despite the alarming increase in long-term liabilities and distortions to healthy and sustainable economic activity.

It may be hard to imagine, but since the financial crisis, which was partially due to an excessive credit expansion, the world has added even more debt than it did in the run-up to the peak (2000-2007).  Quoting from a McKinsey report:

Seven years after the bursting of a global credit bubble resulted in the worst financial crisis since the Great Depression, debt continues to grow.  In fact, rather than reducing indebtedness, or deleveraging, all major economies today have higher levels of borrowing relative to GDP than they did in 2007.  Global debt in these years has grown by $57 trillion, raising the ratio of debt to GDP by 17 percentage points.  That poses new risks to financial stability and may undermine global economic growth.1

Most investors continue to put their money and faith with Fed Chairwoman Yellen’s interest rate oracles, but it is clear, at least to us, that she and most of the Fed governors are perplexed by the spotty labor markets and the underlying health of the economy.  It comes as no surprise that pumping up asset values in an attempt to induce a wealth effect-driven economic expansion has, and will continue to fail on many levels.  While it is logical to expect small wealth effect spending by a few

1	Richard Dobbs, Susan Lund, Jonathan Woetzel, and Mina Mutafchieva. “Debt and (not much) deleveraging.” McKinsey Global Institute Report, February 2015.

middle and upper-middle income folks who happen to own modest financial asset portfolios that rise substantially, the fact is, the vast majority of financial assets are owned by the top 10% of the population.  If we were to double Warren Buffett’s wealth, how much more would he consume?  Probably very little, and thus the impact on the economy would be negligible.  An unnaturally low interest rate policy favors speculators, deal-makers and financial engineers.  Only a vibrant economy with organic growth opportunities will induce true risk-takers to invest in people and capital.

The six-year bull market, combined with tepid fundamentals, has made stocks remarkably expensive from a historical perspective.  The median or “typical” stock is higher than we have ever seen, and even more expensive than during the peak of the technology and telecom craze in 1999.  Today there are over seventy start-ups with valuations over a billion dollars compared to less than half of that, inflation adjusted, in the 1999-2000 period.  Pharmaceutical companies are brawling with each other to pay 5-10 times multi-year-out hoped-for revenue for phase III or recently approved compounds.  Unnaturally-low interest rates foster this behavior.  Bond valuations have reached epic levels nearly everywhere with ground-hugging rates here in the U.S., and even negative rates in some countries.  A number of real estate sectors, particularly those catering to the wealthy, appear highly inflated, reminiscent of ten years ago.2  Real estate investment trusts (REITs) are as pricey as we can ever recall.  Strangely, the sheer length of this asset inflation cycle has people feeling emboldened to take more risk rather than trimming their sails.  In his book, Inefficient Markets, An Introduction to Behavioral Finance, Andrei Shleifer said, “Investor sentiment reflects the common judgment errors made by a substantial number of investors, rather than uncorrelated random mistakes.”

A tremendous surge of funds moving toward passive index strategies has created an environment where the flows themselves are driving performance.  According to Morningstar, in 2014 U.S. active equity funds experienced $98.4 billion of outflows, while passive funds received $166.6 billion of inflows.  This self-reinforcing cycle is not uncommon in the latter stages of bull markets.  Investors and investment committees continue to capitulate on active management, throwing in the proverbial towel and going passive when they should be de-risking to cash or moving to more conservative active management.  Index funds have taken on somewhat of a life of their own, divorced from underlying fundamentals.  Last year, just 25 companies, or 5% of the S&P 500 constituents, accounted for approximately 50% of the total return.  Eventually, negative developments affect the top-heavy indices, and as long as there is still an active investment community reacting to this, it sets the process in reverse, with the weightiest components falling the hardest as monies flow out, disproportionately hurting index products, which inures to the benefit of the more conservative active managers.  The caveat is that these cycles can sometimes be excruciatingly long, as evidenced by the current one.  An added feature to the complexion of the market is that unlike in 1999, when performance was also quite concentrated, today’s market, even outside the weightiest names, is still expensive.

Another way to view stock market cycles is to look at the relative performance of growth versus value strategies.  Using the Leuthold data, the chart on the following page shows the last forty years of these cycles.  Given all that we have said in recent letters about what is happening in the market and the types of companies that are garnering the limelight, it won’t come as a surprise to see that the past seven years have been driven by growth stocks.  It has certainly been a headwind for us.  Over the entire period, however, value has outperformed growth by a quite substantial 25%.  Data stretching back ninety years also shows value outperforming growth.  Sharp-eyed observers of this chart will see, however, that there was a brief moment in 1999 where growth had beaten value over a 25-year period.  We certainly hope the current seven-year run stops in its tracks, but of course there is no way to predict or assure that.

2	Erin Carlyle. “America’s Most Expensive Home Sales of 2014.” Forbes, December 24, 2014.

Finally, for those who think prices and markets rarely change quickly, look at oil prices over the second half of 2014.  Oil dropped from roughly $100 per barrel in June to approximately $50 in December.  A year ago, the overwhelming consensus was that oil was hard to find and prices would grind higher, with many experts calling for $200 oil within a few years.  Today the sentiment has completely flipped, with many of the former bulls saying it may be many years before we see $100 again.

As always, the research team continues working hard to try to find potentially good ideas that we feel have less downside risk than the typical stock.  Below we highlight two of these ideas.

TE Connectivity (TEL)
(Analyst: Andy Ramer)

Description

TE Connectivity is the global leader in connectors and sensors, with the broadest portfolio of products in this $165 billion market.  Transportation is the company’s largest end market at over 50% of pro forma sales.

Good Business

•
Pro forma the sale of Broadband Network Solutions (BNS), approximately 90% of the portfolio provides leading connectivity and sensor solutions.  Their focus on providing increasingly complex, application-specific solutions raises the barriers to entry – 80% of sales will be generated from harsh environment applications that require highly-engineered solutions.

•
Connectors and sensors are ubiquitous features in every electronic device.  The proliferation of electronics and increasing content penetration is driving demand for TE’s products, which represent a low-single-digit percentage of the bill of materials.

•	Return on invested capital (ROIC) improved to 12.5% in fiscal year 2014, with 3- and 5-year returns on incremental invested capital in the range of 25% to 30%.
•	This business is easy to understand.
•	The balance sheet is strong and the company generates a prodigious amount of free cash flow.

Valuation

•
TE trades for 16.8 times calendar year 2015 earnings per share forecasts, a significant discount to the median and weighted average multiples for the S&P 500 of 18.5 and 21.6, respectively, as well as its closest peer Amphenol, which trades for 23.8 times.

•
Koch Industries announced the acquisition of competitor Molex in September of 2013 for 22 times consensus calendar year 2014 earnings per share estimates.  Ascribing a similar multiple to TE would represent upside of around 30%.

•	Free cash flow approximates net income and thus yields 6.0% on calendar year 2015 forecasts.

Management

•
Tom Lynch has served as CEO since January of 2006 and was elected Chairman in January of 2013.  Terrence Curtin serves as President and is responsible for all of the Connectivity and Sensors businesses and merger and acquisition activities.  Bob Hau joined TE in August of 2012 as CFO.

•
Since being spun off from Tyco International in June of 2007, management has worked to reposition TE as a faster-growing, more profitable enterprise.  Most recently, the company announced the sale of its volatile and underperforming BNS division to CommScope in January of 2015 for $3.0 billion, or 10 times EBITDA (earnings before interest, taxes, depreciation and amortization).  The majority of the sale proceeds will be used for share repurchases.

•	TE expects to continue to return roughly two-thirds of free cash flow to shareholders over time, with the remaining one-third dedicated to making small- and mid-sized acquisitions.

Investment Thesis

Increasing electronic content and design wins are expected to result in long-term organic sales growth of 5-7% per year, which in turn should drive approximately 50 basis points of annual operating margin expansion.  When combined with stock buybacks, earnings per share is expected to grow at a double-digit compound annual rate.  TE is an above-average company that is trading at a well-below-average multiple.

Comcast Corp. (CMCSA)
(Analyst: Dan Sievers)
Description

Comcast Corp. is the largest cable multiple-system operator (MSO) in the U.S., with this business contributing 63% of sales and 76% of EBITDA.  In 2014, its networks passed an estimated 54.7 million homes and businesses (+2% year-over-year) with residential subscriber penetration of video at 40.9% (22.2 million subscribers) and internet at 40.2% (22 million subscribers).  Comcast’s coaxial networks were rebuilt in the 2000s and now boast high-capacity fiber optic backbones (over 145,000 fiber miles).  Business services revenue grew 22% in 2014 to 9% of MSO revenue.  Comcast can deliver 105 megabits per second internet speed to all customers on the data over cable service interface specification (DOCSIS) 3.0 standard, with DOCSIS 3.1 promising much higher speeds, even without replacing node-to-home coaxial cables.  The remaining 36% of sales and 24% of EBITDA comes from NBC Universal (NBCU), a large media conglomerate acquired from GE (51% in 2009 and 49% in 2012), which owns the NBC and Telemundo broadcast networks, 27 local stations, popular cable networks, major studio assets, and theme parks.

Good Business

•
Industry-wide, cable video subscriptions have fallen every year since 2001, and we expect further attrition.  Bundled pricing practices distort reported cable video and internet revenue contribution (overstating video).  Rising programming costs have rendered video a low-margin business, while residential and business internet services are high-margin businesses (and are growing much faster).

•
Cable MSOs are the low-cost providers of fast broadband internet service, due to the robust nature of existing hybrid fiber/coaxial (HFC) network architectures.  Cable internet continues to take residential and business market share from telco DSL, which cannot compete on speed.  This is a recurring revenue, high-margin business.

•
The FCC’s recent Open Internet (or Net Neutrality) rule, released March 12, 2015, reclassifies internet access service providers (ISPs) as Title II common carriers under the 1934 Communications Act, but applies forbearance to most of the critical elements surrounding pricing.  Reversing forbearance would require solicitation of public comment (over several months) and detailed responses to public criticism and concerns.

From page 12: “Our forbearance approach results in over 700 codified rules being inapplicable, a “light-touch” approach for the use of Title II.  This includes no unbundling of last-mile facilities, no tariffing, no rate regulation…”

From page 214: “…we do not and cannot envision adopting new ex ante regulation of broadband Internet access service in the future…”
•
NBCU controls an attractive stable of networks (USA, SyFy, E!, Bravo, etc.) and content, including news (NBC, CNBC, MSNBC) and sports (NBC, NBC Sports, Golf), with NBC broadcast contributing significant margin-accretive growth via retransmission consent fees.  Overlooked assets include NBCU’s national and local broadcast spectrum and 30 Rockefeller Center.

Valuation

•
If NBCU were valued even at a discount to its peer group average at 10 times 2014 EBITDA (30% of enterprise value), then Comcast Cable is valued at an attractive 7.24 times 2014 EBITDA (70% of enterprise value).

•	Comcast is under-levered with net debt equal to 1.86 times 2014 EBITDA.
•	Comcast trades for 17.3 times estimated 2015 earnings compared to the 10-year P/E average of 23.

Management

•	Brian Roberts (son of founder Ralph Roberts), is President (1990), CEO (2002), and Chairman (2004), and controls one-third voting interest in Comcast through non-traded B share ownership.
•	Comcast has a deep bench of talented executives, several of whom own significant Comcast shares.

Investment Thesis

Despite the FCC’s recent reclassification, we feel that Comcast is very well positioned for the future.  Pundits continue to misunderstand the limited cash flow contribution of cable video, where subscriber reductions produce limited impact.  HFC networks capable of providing ever faster internet services should be regarded as appreciating assets.  Comcast’s valuation multiples are attractive given its double-digit earnings per share (EPS) outlook, its low debt leverage, the possibility of flat or declining capital intensity, and its ability to utilize its fixed network to offer new and related services (business services, home security, wireless mobile virtual network operator mobile phone services, etc.).

Thank you for your support of the FMI Large Cap Fund.

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS
March 31, 2015 (Unaudited)

Shares		Cost	Value

COMMON STOCKS — 90.7% (a)

COMMERCIAL SERVICES SECTOR — 3.7%
	Advertising/Marketing Services — 3.7%
4,487,800	Omnicom Group Inc.	$316,308,265	$349,958,644

CONSUMER NON-DURABLES SECTOR — 9.3%
	Food: Major Diversified — 7.0%
27,018,000	Danone S.A. - SP-ADR	380,798,850	365,013,180
4,076,000	Nestle’ S.A. - SP-ADR	217,208,806	306,598,962
		598,007,656	671,612,142
	Household/Personal Care — 2.3%
5,167,000	Unilever PLC - SP-ADR	207,164,661	215,515,570

CONSUMER SERVICES SECTOR — 5.9%
	Cable/Satellite TV — 3.2%
5,492,000	Comcast Corp. - Cl A	301,243,196	310,133,240

	Other Consumer Services — 2.7%
4,517,000	eBay Inc.*	233,790,000	260,540,560

DISTRIBUTION SERVICES SECTOR — 5.0%
	Medical Distributors — 5.0%
4,210,000	AmerisourceBergen Corp.	123,626,184	478,550,700

ELECTRONIC TECHNOLOGY SECTOR — 3.3%
	Electronic Components — 3.3%
4,475,000	TE Connectivity Ltd.	100,434,692	320,499,500

ENERGY MINERALS SECTOR — 3.6%
	Oil & Gas Production — 3.6%
5,655,000	Devon Energy Corp.	339,561,971	341,053,050

FINANCE SECTOR — 14.6%
	Financial Conglomerates — 3.1%
3,804,000	American Express Co.	158,739,785	297,168,480

	Major Banks — 8.0%
11,595,000	Bank of New York Mellon Corp.	278,719,587	466,582,800
6,715,000	Comerica Inc.	205,074,929	303,047,950
		483,794,516	769,630,750
	Property/Casualty Insurance — 3.5%
12,450,000	Progressive Corp.	312,878,307	338,640,000

HEALTH SERVICES SECTOR — 6.5%
	Managed Health Care — 6.5%
5,221,000	UnitedHealth Group Inc.	380,557,339	617,592,090

INDUSTRIAL SERVICES SECTOR — 3.4%
	Oilfield Services/Equipment — 3.4%
3,845,000	Schlumberger Ltd.	252,925,610	320,826,800

PROCESS INDUSTRIES SECTOR — 5.1%
	Chemicals: Agricultural — 5.1%
15,240,000	Potash Corp. of Saskatchewan Inc.	567,487,693	491,490,000

PRODUCER MANUFACTURING SECTOR — 14.7%
	Industrial Conglomerates — 11.1%
1,170,000	3M Co.	70,461,545	192,991,500
3,247,000	Berkshire Hathaway Inc. - Cl B*	230,453,891	468,607,040
3,825,000	Honeywell International Inc.	365,316,852	398,985,750
		666,232,288	1,060,584,290

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2015 (Unaudited)

Shares or Principal Amount		Cost	Value

COMMON STOCKS — 90.7% (a) (Continued)

PRODUCER MANUFACTURING SECTOR — 14.7% (Continued)
	Trucks/Construction/Farm Machinery — 3.6%
5,423,000	PACCAR Inc.	$262,138,300	$342,408,220

RETAIL TRADE SECTOR — 3.7%
	Apparel/Footwear Retail — 3.7%
3,325,000	Ross Stores Inc.	225,587,760	350,322,000

TECHNOLOGY SERVICES SECTOR — 8.9%
	Information Technology Services — 5.8%
5,896,000	Accenture PLC	309,670,741	552,396,240

	Packaged Software — 3.1%
7,225,000	Microsoft Corp.	214,465,703	293,732,375

TRANSPORTATION SECTOR — 3.0%
	Air Freight/Couriers — 3.0%
5,875,000	Expeditors International of Washington Inc.	221,101,865	283,057,500
	Total common stocks	6,275,716,532	8,665,712,151

SHORT-TERM INVESTMENTS — 8.2% (a)
	Commercial Paper — 8.2%
$778,800,000	U.S. Bank N.A., 0.02%, due 04/01/15	778,800,000	778,800,000
	Total investments — 98.9%	$7,054,516,532	9,444,512,151
	Other assets, less liabilities — 1.1% (a)		105,016,147
	TOTAL NET ASSETS — 100.0%		$9,549,528,298

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.
PLC – Public Limited Company
SP-ADR – Sponsored American Depositary Receipt

The accompanying notes to financial statements are an integral part of this schedule.

INDUSTRY SECTORS
as of March 31, 2015 (Unaudited)

FMI
Common Stock
Fund

March 31, 2015

Dear Fellow Shareholders:

The FMI Common Stock Fund returned 2.36% in the March quarter compared to the benchmark Russell 2000 Index gain of 4.32%.  Sectors that helped this quarter included Commercial Services, Technology Services and Consumer Durables, while Distribution Services, Process Industries and Health Technology detracted from performance compared to the Russell 2000.  Stocks that performed well in the period included Genpact, Broadridge Financial and Graham Holdings.  These gains were balanced by negative results from Anixter, SQM and Lindsay.  Cash was also a significant drag in the quarter.  Portfolio activity was relatively subdued in the March quarter.  After performing exceptionally well and reaching a full valuation, Cintas was sold.  Hanger, a disappointing investment, was also eliminated.

Aside from a few bumps near the end of the quarter, the six-year bull market remained intact through March.  It is difficult to reconcile the trajectory or the level of stock, bond, real estate and most other financial assets over most of the past several years given the fundamentals.  It might be tempting to just sit back and enjoy the ride, but having a strong conviction that there is an artificiality to the great success these markets have enjoyed keeps us from joining in the fun.  Despite a torrent of fiscal stimulus resulting in a staggering debt load of $18 trillion and enormously accommodative monetary policies, the U.S. economy continues to perform in subpar fashion.  U.S. real gross domestic product (GDP) growth over the past five years has averaged 2.3%, less than half the normal rate.  Many other developed countries are in the same predicament.  International Monetary Fund (IMF) estimates of global GDP growth have recently been cut again, from 3.8% to 3.5%.  U.S. industrial production, durable goods spending, and business formations have all recently weakened.  Housing starts and existing sales have been up and down, but far below what most predicted for five years after a recession.  First quarter retail sales look like they will be down at least 2%.  The unemployment rate has improved, but that is modest solace considering the near record-low labor participation rate of 62.8%.  While this figure might have some downward influence from baby boomers retiring early with no desire to reenter the workforce, millions have become discouraged and have simply stopped looking for work, and are thus no longer counted as unemployed.  Labor’s share of profits is low relative to history and real incomes have been stagnant for over a decade, unless you are in the small slice at the top.  Corporate sales and earnings growth rates have declined sharply in recent months (likely to be down in the first quarter), partly due to weak oil prices and the strong dollar, but also affected by a lack of organic fixed business investment, research and development, and people.  Corporate executives have become slaves to Wall Street, buying back stock at record-high levels and worshipping at the mergers and acquisitions altar.  Government leaders and central bank bureaucrats continue to push the same policies regardless of the outcomes and despite the alarming increase in long-term liabilities and distortions to healthy and sustainable economic activity.

It may be hard to imagine, but since the financial crisis, which was partially due to an excessive credit expansion, the world has added even more debt than it did in the run-up to the peak (2000-2007).  Quoting from a McKinsey report:

Seven years after the bursting of a global credit bubble resulted in the worst financial crisis since the Great Depression, debt continues to grow.  In fact, rather than reducing indebtedness, or deleveraging, all major economies today have higher levels of borrowing relative to GDP than they did in 2007.  Global debt in these years has grown by $57 trillion, raising the ratio of debt to GDP by 17 percentage points.  That poses new risks to financial stability and may undermine global economic growth.1

Most investors continue to put their money and faith with Fed Chairwoman Yellen’s interest rate oracles, but it is clear, at least to us, that she and most of the Fed governors are perplexed by the spotty labor markets and the underlying health of the economy.  It comes as no surprise that pumping up asset values in an attempt to induce a wealth effect-driven economic expansion has, and will continue to fail on many levels.  While it is logical to expect small wealth effect spending by a few

1	Richard Dobbs, Susan Lund, Jonathan Woetzel, and Mina Mutafchieva. “Debt and (not much) deleveraging.” McKinsey Global Institute Report, February 2015.

middle and upper-middle income folks who happen to own modest financial asset portfolios that rise substantially, the fact is, the vast majority of financial assets are owned by the top 10% of the population.  If we were to double Warren Buffett’s wealth, how much more would he consume?  Probably very little, and thus the impact on the economy would be negligible.  An unnaturally low interest rate policy favors speculators, deal-makers and financial engineers.  Only a vibrant economy with organic growth opportunities will induce true risk-takers to invest in people and capital.

The six-year bull market, combined with tepid fundamentals, has made stocks remarkably expensive from a historical perspective.  The median or “typical” stock is higher than we have ever seen, and even more expensive than during the peak of the technology and telecom craze in 1999.  Today there are over seventy start-ups with valuations over a billion dollars compared to less than half of that, inflation adjusted, in the 1999-2000 period.  Pharmaceutical companies are brawling with each other to pay 5-10 times multi-year-out hoped-for revenue for phase III or recently approved compounds.  Unnaturally-low interest rates foster this behavior.  Bond valuations have reached epic levels nearly everywhere with ground-hugging rates here in the U.S., and even negative rates in some countries.  A number of real estate sectors, particularly those catering to the wealthy, appear highly inflated, reminiscent of ten years ago.2  Real estate investment trusts (REITs) are as pricey as we can ever recall.  Strangely, the sheer length of this asset inflation cycle has people feeling emboldened to take more risk rather than trimming their sails.  In his book, Inefficient Markets, An Introduction to Behavioral Finance, Andrei Shleifer said, “Investor sentiment reflects the common judgment errors made by a substantial number of investors, rather than uncorrelated random mistakes.”

A tremendous surge of funds moving toward passive index strategies has created an environment where the flows themselves are driving performance.  According to Morningstar, in 2014 U.S. active equity funds experienced $98.4 billion of outflows, while passive funds received $166.6 billion of inflows.  This self-reinforcing cycle is not uncommon in the latter stages of bull markets.  Investors and investment committees continue to capitulate on active management, throwing in the proverbial towel and going passive when they should be de-risking to cash or moving to more conservative active management.  Index funds have taken on somewhat of a life of their own, divorced from underlying fundamentals.  Last  year, just 25 companies, or 1.25% of the Russell 2000 constituents, accounted for approximately 75% of the total return.  Eventually, negative developments affect the top-heavy indices, and as long as there is still an active investment community reacting to this, it sets the process in reverse, with the weightiest components falling the hardest as monies flow out, disproportionately hurting index products, which inures to the benefit of the more conservative active managers.  The caveat is that these cycles can sometimes be excruciatingly long, as evidenced by the current one.  An added feature to the complexion of the market is that unlike in 1999, when performance was also quite concentrated, today’s market, even outside the weightiest names, is still expensive.

In the small- and mid-cap area of the market, the top-heavy sectors include REITs (investors chasing yield) and healthcare (strong biotech and mergers & acquisitions influence).  Using just healthcare to illustrate, the chart on the following page shows performance of the small- and mid-cap S&P indices, the Russell 2000 and the small- and mid-cap S&P healthcare subsector results since the bottom of the 2009 market.  The small- and mid-cap healthcare indices were up 436% and 425%, respectively, over this period, vastly outperforming the general benchmarks, which were also astounding.  In the wake of this blitzkrieg, valuations are approaching levels we don’t even know how to describe.  Eventually, logic and a sense for history suggests this movie is likely to play in reverse, which should be a big boost to our relative performance.

2	Erin Carlyle. “America’s Most Expensive Home Sales of 2014.” Forbes, December 24, 2014.

Finally, for those who think prices and markets rarely change quickly, look at oil prices over the second half of 2014.  Oil dropped from roughly $100 per barrel in June to approximately $50 in December.  A year ago, the overwhelming consensus was that oil was hard to find and prices would grind higher, with many experts calling for $200 oil within a few years.  Today the sentiment has completely flipped, with many of the former bulls saying it may be many years before we see $100 again.

As always, the research team continues working hard to try to find potentially good ideas that we feel have less downside risk than the typical stock.  Below we highlight two of these ideas.

ManpowerGroup Inc. (MAN)
(Analyst: Rob Helf)

Description

ManpowerGroup (Manpower) is the world’s third largest provider of workforce solutions and temporary staffing services.  The company places over 3 million workers in temporary, contract, and permanent positions at more than 400,000 employers annually.  It is also the largest provider of career transition services (Right Management) and provides valuable employee training.

Good Business

•	Manpower is one of the leading staffing companies in the world and can deliver its workforce solutions in over 80 countries.
•	The company benefits from the secular trend of temporary staffing. Demand for temp staffing is growing as companies face a shortage of talent, but also require flexibility to manage costs.
•	The company’s margins should increase due to its greater mix of higher-value services.
•	The industry is relatively fragmented, which should allow Manpower to take share from competitors that cannot compete with its scale, technology and recruiting resources.

•	The company has generated a return on invested capital (ROIC) of 11% over the past decade, comfortably exceeding its cost of capital.
•	If the company were to achieve margins closer to its largest international competitors, earnings per share (EPS) could be $8.00-9.00, or 60% higher than the current EPS run rate.
•	The company’s balance sheet is in excellent shape with cash in excess of debt. The business model generates a good deal of free cash, and management has been a good steward of capital.

Valuation

•	Manpower trades at approximately 16.5 times forward EPS, 9.0 times earnings before interest and taxes (EBIT) and 0.30 times enterprise value-to-sales (EV/Sales).
•
The company’s price-to-earnings (P/E) multiple is about in line with the company’s 5- and 10-year historical averages.  On a 10-year basis, Manpower has traded in a range of 0.20-0.35 times EV/Sales.  With most stocks trading at least one standard deviation above their long-term historical mean, the company is a relative value.

•
The company’s earnings before interest, taxes and amortization (EBITA) goal equates to EPS power of $6.50-7.00, implying an 11 times multiple.  If the company were to achieve margins in line with European competitors, EPS power would be over $8.00.

Management

•
Jonas Prising was named Manpower’s fourth CEO last May.  Previously, he was President and head of the Americas and Southern Europe Region.  He has been with the company since 1999 and strikes us as a very capable hands-on leader.

•	Darryl Green is COO. He previously held the role of President and EVP of the Asia region.
•	Mike Van Handel is CFO. He joined the company in 1989 and has been a solid financial leader for over two decades.
•	Management compensation is based on economic profit, EPS and operating margin.

Investment Thesis

We initiated a position in Manpower late last fall as macro worries about the European economy and cautious company comments resulted in significant share underperformance.  Europe is a significant contributor to the company’s revenues and income, and this aspect will always be closely monitored.  The initial position proved timely as the shares rebounded smartly.  While Europe is still a mess, it’s clear that on the margin, employers are favoring temporary workers over permanent employees.  Longer-term, a global economic recovery and positive secular prospects for staffing, combined with a reasonable valuation, make Manpower an attractive position.

MSC Industrial Direct Co. Inc. (MSM)
(Analyst: Matt Sullivan)

Description

MSC Industrial Direct is one of the largest direct marketers and distributors of metalworking and maintenance, repair and operations (MRO) supplies to customers throughout North America.  MSC operates through a network of twelve customer fulfillment centers and 103 branch offices.  The company employs one of the industry’s largest sales forces and distributes approximately 850,000 industrial products from approximately 3,000 suppliers to around 364,000 customers across every U.S. state, Puerto Rico, and Canada.

Good Business

•	Almost every industrial, manufacturing and service business has an ongoing need for MRO supplies.
•	Over the past five and ten years, MSC has earned an average ROIC of 20%, which exceeds the company’s cost of capital.
•
MSC earns above-average margins for a distributor by providing an integrated, low-cost solution to the purchasing, management and administration of customers’ MRO needs.  The company has scale advantages over smaller competitors, which allows them to provide superior services.

•	The company has a diverse set of customers and suppliers. No customer or supplier accounted for more than 6% of sales in 2014.

•	MSC is modestly levered with a debt-to-capital ratio of approximately 28%.
•	MSC is a high free cash flow business, as it doesn’t require a large amount of capital expenditures.

Valuation

•	MSC’s 2015 estimated P/E ratio is 18.1 times, which is approximately one standard deviation below the company’s 5-year average of 20 times.
•	MSC is trading at an EV/Sales ratio of 1.75 times, which compares favorably to its 5- and 10-year average EV/Sales ratios of 2.1 times and 2.0 times, respectively.
•
MSC has underperformed broader market indices such as the S&P 500 and the Russell 2000 by a significant amount over the past one and two years.  The company trades at a discount to the Russell 2000 despite having superior growth and return characteristics.

Management

•	MSC has an impressive ROIC track record, indicating that management has allocated capital efficiently over time.
•	Sid Jacobson founded the company in 1941, and his family owns just under 30% of the company. The Jacobson family controls voting power via dual class shares.
•
Erik Gershwind, grandson of Sid Jacobson, assumed the CEO position starting in 2013.  He has been on the board since 2010.  Gershwind has been with the company since 1996.  Prior to being named CEO, Gershwind was the Chief Operating Officer from 2009-2013.

•	Mitchell Jacobson has been Chairman of the Board since 1998. He was also CEO from 1995-2005. At the beginning of 2013, his position was changed from Executive Chairman to non-executive Chairman.

Investment Thesis

MSC is a durable, high-quality franchise that is trading at a reasonable valuation.  While growth has slowed recently across the industrial distribution industry, we believe that the longer-term sales growth opportunity for MSC remains attractive.  The company also has the ability to expand its operating margin as it continues to grow sales, and leverage recent fixed capital investments.  This combination should lead to above-average long-term earnings growth.  With the prospect for modest multiple expansion, the stock appears to be an attractive investment opportunity.

Thank you for your support of the FMI Common Stock Fund.

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

FMI Common Stock Fund
SCHEDULE OF INVESTMENTS
March 31, 2015 (Unaudited)

Shares		Cost	Value

COMMON STOCKS — 86.7% (a)

COMMERCIAL SERVICES SECTOR — 17.8%
	Advertising/Marketing Services — 3.6%
2,290,000	Interpublic Group of Cos. Inc.	$40,919,310	$50,654,800

	Financial Publishing/Services — 1.4%
159,000	Dun & Bradstreet Corp.	10,558,429	20,409,240

	Miscellaneous Commercial Services — 8.9%
2,952,000	Genpact Ltd.*	50,388,712	68,634,000
28,000	Graham Holdings Co.	19,941,991	29,389,640
1,970,000	RPX Corp.*	32,092,859	28,348,300
		102,423,562	126,371,940
	Personnel Services — 3.9%
375,000	ManpowerGroup Inc.	25,857,829	32,306,250
375,000	Robert Half International Inc.	9,805,701	22,695,000
		35,663,530	55,001,250

CONSUMER DURABLES SECTOR — 3.2%
	Homebuilding — 2.2%
23,000	NVR Inc.*	23,099,075	30,559,180

	Recreational Products — 1.0%
295,000	Sturm, Ruger & Co. Inc.	14,748,562	14,640,850

CONSUMER SERVICES SECTOR — 1.6%
	Other Consumer Services — 1.6%
195,000	UniFirst Corp.	20,554,264	22,949,550

DISTRIBUTION SERVICES SECTOR — 13.0%
	Electronics Distributors — 7.5%
522,000	Anixter International Inc.*	34,784,281	39,739,860
611,000	Arrow Electronics Inc.*	8,448,216	37,362,650
742,000	ScanSource Inc.*	18,446,489	30,162,300
		61,678,986	107,264,810
	Medical Distributors — 3.4%
999,000	Patterson Cos. Inc.	21,489,097	48,741,210

	Wholesale Distributors — 2.1%
422,000	MSC Industrial Direct Co. Inc.	33,825,314	30,468,400

ELECTRONIC TECHNOLOGY SECTOR — 3.7%
	Aerospace & Defense — 1.8%
836,400	FLIR Systems Inc.	25,359,714	26,162,592

	Electronic Production Equipment — 1.9%
778,000	MKS Instruments Inc.	20,990,133	26,304,180

ENERGY MINERALS SECTOR — 1.7%
	Oil & Gas Production — 1.7%
209,000	Cimarex Energy Co.	11,099,281	24,053,810

FINANCE SECTOR — 10.4%
	Finance/Rental/Leasing — 2.1%
312,000	Ryder System Inc.	12,982,106	29,605,680

	Property/Casualty Insurance — 4.3%
719,000	Greenlight Capital Re Ltd.*	17,658,369	22,864,200
765,000	W.R. Berkley Corp.	18,953,509	38,640,150
		36,611,878	61,504,350
	Regional Banks — 4.0%
551,000	Cullen/Frost Bankers Inc.	31,916,228	38,063,080
695,000	Zions Bancorporation	16,588,315	18,765,000
		48,504,543	56,828,080

FMI Common Stock Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2015 (Unaudited)

Shares or Principal Amount		Cost	Value

COMMON STOCKS — 86.7% (a) (Continued)

HEALTH SERVICES SECTOR — 1.0%
	Health Industry Services — 1.0%
1,140,000	Allscripts Healthcare Solutions Inc.*	$14,008,183	$13,634,400

HEALTH TECHNOLOGY SECTOR — 3.4%
	Medical Specialties — 3.4%
507,000	Varian Medical Systems Inc.*	37,672,040	47,703,630

PROCESS INDUSTRIES SECTOR — 12.5%
	Chemicals: Agricultural — 2.0%
1,551,000	Sociedad Quimica y Minera de Chile S.A. - SP-ADR	45,414,934	28,305,750

	Chemicals: Specialty — 2.3%
350,000	Compass Minerals International Inc.	25,351,902	32,623,500

	Containers/Packaging — 3.1%
838,000	Avery Dennison Corp.	25,612,339	44,338,580

	Industrial Specialties — 5.1%
594,000	Donaldson Co. Inc.	22,315,683	22,399,740
1,169,000	H.B. Fuller Co.	43,714,899	50,115,030
		66,030,582	72,514,770

PRODUCER MANUFACTURING SECTOR — 11.1%
	Building Products — 2.3%
565,000	Armstrong World Industries Inc.*	29,890,997	32,470,550

	Industrial Machinery — 4.3%
610,000	Kennametal Inc.	23,404,699	20,550,900
788,400	Woodward Inc.	33,703,657	40,216,284
		57,108,356	60,767,184
	Miscellaneous Manufacturing — 2.7%
155,000	Carlisle Cos. Inc.	3,201,500	14,357,650
200,000	Valmont Industries Inc.	29,746,404	24,576,000
		32,947,904	38,933,650
	Trucks/Construction/Farm Machinery — 1.8%
327,000	Lindsay Corp.	26,159,321	24,933,750

TECHNOLOGY SERVICES SECTOR — 6.5%
	Data Processing Services — 4.8%
1,240,000	Broadridge Financial Solutions Inc.	26,543,472	68,212,400

	Internet Software/Services — 1.7%
890,000	Progress Software Corp.*	19,784,358	24,181,300

TRANSPORTATION SECTOR — 0.8%
	Marine Shipping — 0.8%
156,000	Kirby Corp.*	4,789,332	11,707,800
	Total common stocks	931,821,504	1,231,847,186

SHORT-TERM INVESTMENTS — 13.3% (a)
	Commercial Paper — 13.3%
$189,600,000	U.S. Bank N.A., 0.02%, due 04/01/15	189,600,000	189,600,000
	Total investments — 100.0%	$1,121,421,504	1,421,447,186
	Liabilities, less other assets — (0.0%) (a)		(556,386)
	TOTAL NET ASSETS — 100.0%		$1,420,890,800

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.
SP-ADR – Sponsored American Depositary Receipt

The accompanying notes to financial statements are an integral part of this schedule.

FMI Common Stock Fund
INDUSTRY SECTORS
as of March 31, 2015 (Unaudited)

FMI
International
Fund

March 31, 2015

Dear Fellow Shareholders:

Global equity markets roared out of the gates in the first quarter of 2015, led by big gains in Germany (+22.03%), France (+18.04%), the UK (+4.77%) and Japan (+10.41%).1  Unprecedented money printing efforts by global central banks pushed asset prices to new heights, with stock and bond valuations becoming more bloated by the day.  The growing disconnect between asset valuations and fundamentals continues to widen at an alarming pace, as economic reality is being masked by free money and market manipulation.  These circumstances are less than ideal for contrarian value investors such as ourselves who focus on bottom-up security analysis and downside protection — that is, at least until some fear returns.  In this context, the FMI International Fund (FMIJX) rose by 7.94% in the quarter, when compared with an MSCI EAFE Index gain of 10.85% in local currency and 4.88% in U.S. Dollars (USD).  The Consumer Non-Durables, Consumer Durables, and Commercial Services sectors aided the Fund’s relative performance, while Process Industries, Producer Manufacturing and Industrial Services all detracted.  Top performing stocks included Amorepacific Corp., Pirelli, and LG Household & Health Care, while Sociedad Quimica y Minera de Chile, Potash Corp. and Schlumberger lagged the market.  A higher-than-normal cash position weighed on relative performance, while currency hedging provided a boost.

In looking back over the last six years, we are simply amazed at the growing level of complacency among market participants.  If someone had told us in March of 2009 that over the next six years the U.S. would have the worst economic “recovery” on record, Europe would go nowhere and fail to address the root causes of a sovereign debt crisis, Japan would have four separate recessions, China’s growth would slow dramatically and a potential real estate and/or credit bubble would form, Russia would seize Crimea from Ukraine and its economy would slow dramatically, Brazil’s growth would contract (in 2015), unrest in the Middle East would be on the rise, and printing money (which has never worked) would be the only game in town, we would have been shocked to learn that stock markets would go on a historic bull run.  U.S. and German stock markets have nearly tripled (greater than 19% compound annual growth rate, or CAGR), while the UK, France and Japan are all up more than 2.25 times (greater than 14% CAGR).1  For those who might think we are cherry-picking the bottom in 2009, the three-year stock market performance is equally stunning while facing a similar macro backdrop, with Japan’s stock market +91.61% (approximately 24% CAGR), Germany +72.25% (about 20%), France +63.99% (around 18%), the U.S. +56.46% (approximately 16%), and the UK +36.72% (about 11%).1  It’s a remarkable run when you consider how weak both the economic and business fundamentals have been.  While many of our contemporaries are “drinking the Kool-Aid,” we remain highly skeptical and will continue to proceed with heightened caution.

Europe: Greater Fool

Europe has officially joined the quantitative easing (QE) party, with the European Central Bank (ECB) announcing a €1 trillion bond-buying program (€60 million per month) through September of 2016.2  Thanks to the proliferation of the ECB [money] printing presses, the euro fell to a 12-year low versus the U.S. dollar, while some government (i.e. Germany, Holland, France, etc.) and corporate (i.e. Nestlé) bond yields turned negative, a feat that we never thought we’d see in our investing career.  A negative bond yield guarantees investors a loss on their money if they hold the bond to maturity.  The Financial Times reports that “More than a quarter of the entire market of European government bonds now has yields below zero – a total of $2 trillion, according to J.P. Morgan.”  Include Japan, and the global total eclipsed $3.6 trillion during the quarter.3,4  While we have heard all the “justifications” for buying government bonds with negative yields — including deflation (positive real yields), currency speculation, and central bank easing (i.e. interest rate cuts or QE) — ultimately, investors are banking on a “greater fool theory,” or the “notion that any price, no matter how unrealistic, can be justified if a

1	The following market indices are being referred to above: Japan TOPIX, UK FTSE All-Share, France CAC, Germany DAX, and U.S. Standard & Poor’s 500.
2	Brian Blackstone. “Europe’s Central Bank Bets Big On Stimulus.” The Wall Street Journal, March 10, 2015.
3	Elaine Moore. “QE hopes draw investors to negative yields.” Financial Times, February 26, 2015.
4	Nikolaos Panigirtzoglou, et al. “F&L Library: Negative Yields.” J.P. Morgan Markets, February 3, 2015.

buyer believes that there is another buyer [fool] who will pay an even-higher price for the same item.”5  This inevitably leads to significant asset booms and busts.  Investors are now depending on central banks, indexed/passive funds, commercial banks (negative deposit rates) or some other “greater fool” to bail them out.  The last one standing will surely get burned, and our guess is that the taxpayer will be the one on the hook, one way or another.

© Unkreatives - Dreamstime.com – Euro EC

Meanwhile, ECB President Mario Draghi is already declaring victory, announcing an improvement in the economic outlook and inflation picture, and calling an end to the eurozone crisis.  “Our monetary policy decisions have worked,” Draghi proclaimed.  “It’s with some certain degree of satisfaction that the governing council has acknowledged this.” He also noted that “Until a month ago, nobody had any doubts that public debt – sovereign debt – in the euro area was actually very, very big.  Now some people worry we won’t have enough bonds [for the QE bond-buying program].”6  Draghi appears to have a pretty warped sense of reality.  If the current economic environment in the eurozone of anemic growth, high unemployment, fat budget deficits, and ballooning debt levels is the result of policies that have “worked,” we would be worried to see what failure looks like.  Perhaps Draghi is really just trying to find a way to justify his shiny new €1.25 billion ECB headquarters in Frankfurt, Germany, which was more than €400 million over budget and reeks of waste.  As the ECB has taken on new areas of “competence” and now has its hands in just about everything, the staff has expanded to nearly 2,600.  The ECB spent over €430,000 per workspace (2,900), a cost equivalent to buying each employee a brand new home.  Nearly 7,000 protestors showed up at the inaugural opening, with one cynical banner reading, “Free caviar for everyone.”7,8  Touché.  If the ECB can’t stay within budget, how are they going to get eurozone countries to do so?

Source: Bloomberg

The short answer is they are not.  The currency union’s “rules” for budget deficits are laughable, as they are constantly disregarded by member countries with minimal repercussions.  France, for example, which is the eurozone’s second largest economy, has broken the rules in 11 out of the last 16 years and is expected to continue to do so for the next three years.  In addition, exceptionally low financing conditions may exacerbate the problem, lessening the motivation for countries like France to enact necessary reforms to make their economies more competitive.9  The Wall Street Journal writes that, “Since 1978, French [quarter over quarter] economic growth has clocked in at an average rate of 0.45%” and, “unemployment hasn’t fallen below 7% in over 30 years.”10  Clearly the challenges France faces are deep and structural in nature.  No matter how big the money printing campaign, or negative the interest rates, there is no quick fix to make these underlying problems just go away.

Lastly, lost in Draghi’s victory dance is that nagging little Greece “issue.” In late January, radical left-wing Syriza party leader Alexis Tsipras was elected as Greece’s Prime Minister, on an anti-austerity platform calling for a restructuring of the country’s debt.  After much wrangling with what was formerly known as the Troika (ECB, European Commission, International Monetary Fund), in February Eurozone finance ministers agreed to kick the can down the road and extend

5	http://www.businessdictionary.com/definition/greater-fool-theory.html
6	Jack Ewing. “Mario Draghi of E.C.B. Predicts an Improved Economy When Stimulus Program Begins Monday.” The New York Times, March 5, 2015.
7	John O’Donnell and Frank Siebelt. “Protesters, police clash near new European bank HQ in Frankfurt.” Reuters, March 18, 2015.
8	A.B. Sanderson. “ECB Overspends By €400 Million On Luxury Offices As It Preaches Austerity.” Breitbart, February 25, 2015.
9	Stefan Wagstyl and Duncan Robinson. “Eurozone hawks voice fears over dangers of QE.” Financial Times, March 13, 2015.
10	Bret Stephens. “Packing Time for France’s Jews.” The Wall Street Journal, January 19, 2015.

Greece’s €240 billion bailout until the end of June, with contentious negotiations ongoing as Greece is forced to come up with a credible reform agenda.  In the meantime, the Greek economy is slowing, tax revenues are falling short of expectations, and cash is being pulled out of the banking system.  While many investors seem to have already erased the European debt crisis from recent memory, we caution our readers that history has a habit of repeating itself.  Near-term pain in Greece appears inevitable and once again may be difficult to contain (i.e. contagion), with an outright default, debt restructuring, or exit of the eurozone (“Grexit”) appearing to be an increasingly likely outcome.

Japan: The Abe Put?

In a world of experimental money printing, ultra-low interest rates, and inflated asset prices, Japan may be the worst of all offenders.  The “Abenomics” QE program, which is nearly three times the size (as a percentage of gross domestic product, or GDP) of the United States’ unprecedented bond-buying program of 2013, is meant to drive economic growth and boost inflation.  In the process, the yen has fallen off a cliff while bond prices have reached extreme levels (including negative yields).  Passing under the radar, however, has been the Bank of Japan’s (BOJ) increased efforts to also directly pump up domestic equity prices, mainly in the form of buying exchange-traded funds (ETFs).  The Wall Street Journal reports that the BOJ is targeting an annual goal of ¥3 trillion ($25 billion) in ETF purchases, three times the size of previous levels.  The report explains that in the last two years the BOJ has been entering the stock market, on average, every three days, and mostly when sentiment has been weak (76% of the days the market opened down).  The BOJ estimates that it will have a book value of ¥6.8 trillion by year-end, or approximately 1.2% of the total market cap of the Tokyo Stock Exchange, which is valued at about ¥550 trillion.11  Furthermore, the Government Pension Investment Fund, which manages ¥127.3 trillion, is more than doubling their domestic equity exposure from 12% to 25%, which equates to ¥31.8 trillion, or 5.8% of the total market.12  With the government implicitly backing approximately 7% of all domestic equity assets, it’s not hard to see (at least in part) why Japan’s stock market performance has been so remarkably robust.

When looking at the fundamentals in Japan, it’s hard to get excited.  Economic growth is subpar, with the Organisation for Economic Co-operation and Development (OECD) forecasting just 0.75% GDP growth in 2015, and 1% in 2016.  While a weakening yen may optically imply some improvement, it’s more of an illusion than a reality.  For example, The Wall Street Journal writes that “Japanese households earn 7.5% less in inflation-adjusted terms now than before the 2008 financial panic, and about half of that decline has come during Tokyo’s ‘quantitative easing’ program.”13  Not surprisingly, household spending remains weak, having fallen on a real basis for ten straight months, and eleven out of the last twelve.  Additionally, while headline export numbers in yen terms might suggest a strong rebound off the bottom, after adjusting for the exchange rate, volumes remain more than 30% below the peak levels of late 2007 and early 2008.  Ultimately exporters are not benefiting as much as expected with the move in the yen, as they are padding their profits in lieu of lowering prices to take market share.  With valuations elevated due to the run-up of the stock market, investment opportunities in Japan remain limited.

China: Near-Term Risks Remain

China’s growth continues to slow rapidly.  At 7.4% in 2014, it was China’s slowest GDP growth in 24 years, down from 7.7% in 2012 and 2013, and an average of more than 10% from 1980-2010.14  Premier Li Keqiang announced a 2015 growth target of “around 7%,” but acknowledged that “with downward pressure on China’s economy building and deep-seated problems in development surfacing, the difficulties we will encounter in the year ahead may be even more formidable than those of last year.”15  The International Monetary Fund (IMF) downgraded China’s GDP growth forecast to 6.8% in 2015 (and 6.3% in 2016), largely a result of the slowdown in property and investment.14  As expressed in prior letters, we believe the true underlying growth is materially lower than the official government figures, and would not be surprised to see China’s near-term growth rate slow significantly from here.

China is in the midst of an extraordinary debt binge, with total debt virtually quadrupling in the last seven years, from approximately $7 trillion in 2007 to about $28 trillion in 2014, or a CAGR of around 22%.16  However, approximately $21 trillion of newly-minted debt has only generated about $6 trillion in GDP growth.  Subsequently, total debt as a percentage of

11	Takashi Nakamichi and Tatsuo Ito. “Tokyo Stocks’ Rally Worries Central Bankers.” The Wall Street Journal, March 12, 2015.
12	Anna Kitanaka, Shigeki Nozawa, and Yoshiaki Nohara. “Japan’s Pension Fund Cutting Local Bonds to Buy Equities.” Bloomberg, October 31, 2014.
13	“Japan Devaluation Warning For Europe.” The Wall Street Journal, March 17, 2015.
14	Jamil Anderlini. “China expands at weakest rate in 24 years.” Financial Times, January 20, 2015.
15	Jamil Anderlini, Tom Mitchell and Gabriel Wildau. “Premier admits to flaws in Chinese Model.” Financial Times, March 5, 2015.
16	Jamil Anderlini and Tom Mitchell. “Beijing pledges readiness to bolster sagging growth as slowdown continues.” Financial Times, March 15, 2015.

GDP has risen from 167% in 2008 to 247% in 2014, according to Morgan Stanley; each incremental dollar of debt is driving less and less GDP growth.17  To illustrate the challenge at hand, The Wall Street Journal reports that “As much as 50% of China’s local government borrowing services existing debt, requiring more borrowing to produce growth.”  In 2005 it required less than 1.5 units of debt to produce one unit of economic growth, and by 2013 more than 4 units of debt were required for the same result.18  Unfortunately, China’s debt-fueled growth, which is reliant on fixed investment, is not sustainable.  Despite China’s recent interest rate cuts and additional actions to spur increased bank lending, the underlying flaws in the economic model continue to muddy the near-term outlook.  While China’s long-term prospects are promising, the near-term risks warrant added prudence.

Listed below are descriptions of two current FMIJX holdings.  Makita (6586 JT) was a recent addition to the portfolio, and provides the Fund with exposure to a rebounding global construction market through a high-quality power tools business at a discount valuation.  We have owned Rolls-Royce (RR/ LN) in the Fund since inception, and while the investment has not gone as we had hoped in recent times, with a clean sheet of paper we believe the long-term thesis remains intact.  While we still anticipate a bumpy ride in the near-term as margins and cash compress with the launch of new civil aerospace programs, end-markets (defense, marine and energy), remain pressured and the cost base is reset, the long-term margin and secular growth opportunity is an attractive one.  Rolls-Royce is an above-average business with significant barriers to entry, trading at a below-average valuation — a favorable value proposition.

Makita Corp. (6586 JT)
(Analyst: Matthew Goetzinger)

Description

Makita is the second largest global manufacturer of power tools.  The Power Tools group is the company’s dominant business at 70% of revenues.  Garden Equipment, Household and Other Products accounts for 15% of total revenues, and includes chain saws, petrol brush cutters, hedge trimmers, industrial vacuum cleaners, and handheld vacuum cleaners for home use.  Recurring Parts, Repair and Accessories revenues account for the residual 15% of company revenues.

Good Business

•
The global power tool market is highly concentrated, with the top four major companies controlling approximately two-thirds of the market.  Positively, the market functions as a rationally competitive oligopoly.

•	Makita is the industry’s low-cost producer. Tool manufacturing is an assembly business.
•	Approximately 55% of company sales are made into the replacement market. Tool price points are modest.
•	The company’s 5-year average cash adjusted return on invested capital (ROIC) exceeds 12%.
•	Makita’s balance sheet is pristine, with net cash of ¥169 billion (¥1,244 per share).
•	The company controls its own destiny.

Valuation

•
Relative to forecasted Fiscal Year 2015 estimated revenues, Makita trades at an enterprise value-to-sales (EV/S) multiple of 1.4 times.  This compares to the company’s 10-year average EV/S multiple of 1.46 times.  Given the company’s mid-teens EBIT margins (earnings before interest and taxes), Makita should trade closer to 2 times revenues.

•
Over the past five years, Makita has held a fairly pedestrian median forward price-to-earnings ratio (P/E) of 16.1 times.  On a cash-adjusted basis, the company’s current multiple is 12 times.  Peers trade at an average of 18 times earnings.

•
In early 2013, Bain acquired Apex Tools for $1.6 billion — or 8.6 times earnings before interest, taxes, depreciation and amortization, or EBITDA (12.5% EBITDA margin).  At 7.3 times EBITDA, Makita trades at a discount to the private market value ascribed to a smaller and less profitable tools company.

•
Down-side margin of safety is provided by a cash rich balance sheet, as well as the company’s historical ability to preserve profitability in tough environments.  Note that Fiscal Year 2010 margins troughed at 12.4%.

17	“China Deleveraging – The Long, Bumpy Ride Continues.” Morgan Stanley, March 10, 2015.
18	Lingling Wei and Bob Davis. “Debt that once boosted its cities now burdens China.” The Wall Street Journal, January 28, 2015.

Management

•	Makita has a long-tenured management team that has seen little turnover.
•	The company is led by Chairman Masahiko Goto. Goto has led the company since May 1989, and owns 1.9 million shares, or 1.4% of the shares outstanding.
•
In addition to a fair and transparent governance structure, Makita’s capital allocation practices are aligned with shareholders.  The company targets a 30% payout ratio, opportunistically buys back stock, and targets organic growth.

Investment Thesis

As the industry’s low cost producer, Makita maintains a market leadership position within the consolidated global power tools market.  A strong track record of innovation, and the resulting brand equity established with the company’s core professional user, has resulted in a durable and highly profitable business model.  Current macroeconomic and foreign exchange concerns have unduly pressured Makita’s valuation relative to the long-term prospects of the business.  Supported by a strong cash-rich balance sheet and a shareholder-friendly management team, Makita shares represent an attractive means to gain exposure to a rebounding global construction market.

Rolls-Royce Holdings PLC (RR/ LN)
(Analyst: Jonathan Bloom)

Description

Rolls-Royce Holdings PLC develops, manufacturers and services complex, integrated power systems for use on land and sea, and by air.  The company operates in the following segments (as a percentage of total 2015 estimated revenue and profits): Civil Aerospace (53% revenue and 55% profits), Defense Aerospace (14% and 21%), Power Systems (18% and 15%), Marine (11% and 7%), and Energy (4% and 2%).  The largest geographic segments include the U.S. (27%), UK (12%), Rest of Europe (22%), and Asia (30%).  The Civil and Defense Aerospace (A&D) segments focus primarily on commercial and military aero engines; Power Systems includes diesel engines and power systems for marine, industrial, oil & gas, defense and power generation end markets; the Marine segment focuses on power, propulsion and motion control for ships and submarines; and the Energy segment includes nuclear systems for civil power generation and naval propulsion.

Good Business

•
Wide body commercial aero engines have a duopoly market structure with Rolls-Royce and GE dominating the space.  A high level of technological expertise, advanced engineering, and government regulation creates significant barriers to entry.

•
Nearly 50% of group revenues come from aftermarket services, as aero engines are often sold near break-even, but come with profitable long-term service contracts.  This is a razor/razorblade business model, creating an annuity-like aftermarket revenue stream.  An aero engine’s life cycle is around 20-30 years, with major overhauls every 5-6 years.

•	Most commercial airlines opt to purchase replacement parts from the original equipment manufacturer.
•	The company has an order book of £73.7 billion. Long-term drivers include emerging market demand, population growth, fuel efficiency, demand for energy, urbanization, increasing affluence, etc.
•	ROIC (return on invested capital) has averaged approximately 12% over the past 5 years. With 250-350 basis points of margin opportunity in the medium term, ROIC should improve further.
•	The company has a solid balance sheet, with debt-to-total capital of 26% and net debt of only £38 million.

Valuation

•
Rolls-Royce trades at an enterprise value-to-revenue multiple of approximately 1.2 times, compared with an operating margin of about 11% and a mid-term target of 13.5-14.5% — a significant discount to intrinsic value.

•
The stock trades at a forward P/E of 16.0 times, a discount to the weighted average multiple of the MSCI EAFE Index at 19.5 times, despite being a better-than-average business with above-average growth prospects over a long-term investment horizon.

•	Current dividend yield is 2.3%. This is issued via “C shares” which are redeemable for cash.

Management

•
Mr. John Rishton took over as CEO in 2011, and has had his share of ups and downs.  We are pleased with his focus on cost reduction and cash generation, but have been disappointed with execution, communication, and certain capital allocation decisions (mergers and acquisitions).  Overall, the jury is still out.

•	Mr. Rishton’s 2014 compensation fell by more than 50% when compared with 2013, after a disappointing year. We were pleased to see that management was held accountable for performance.

Investment Thesis

Rolls-Royce is a quality business with dominant market positions, significant barriers to entry, and an annuity-like recurring revenue stream from its service businesses.  The company has attractive top-line growth prospects as illustrated by its £73.7 billion order book, a significant opportunity to expand operating margins that are well below peers, and a renewed operational focus on cost reduction and cash generation.  While the stock has underperformed recently due to near-term headwinds on earnings and cash, end-market pressures (defense, marine and energy), and the rebasing of its cost structure, the long-term investment opportunity remains an attractive one.  At the current valuation, we have an opportunity to own a world-class business at a reasonable valuation.  While it still may be a bumpy ride in the near-term, long-term investors should be rewarded for their patience.

Thank you for your support of the FMI International Fund.

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

FMI International Fund
SCHEDULE OF INVESTMENTS
March 31, 2015 (Unaudited)

Shares		Cost	Value

LONG-TERM INVESTMENTS — 78.3% (a)
COMMON STOCKS — 73.6% (a)

COMMERCIAL SERVICES SECTOR — 9.9%
	Advertising/Marketing Services — 3.3%
2,420,000	WPP PLC (Jersey) (b)	$50,572,426	$54,959,463

	Miscellaneous Commercial Services — 3.0%
580,000	Secom Co. Ltd. (Japan) (b)	34,519,987	38,686,193
4,549,740	Taiwan Secom (Taiwan) (b)	11,601,042	12,286,863
		46,121,029	50,973,056
	Personnel Services — 3.6%
733,000	Adecco S.A. (Switzerland) (b)	52,542,789	60,929,522

CONSUMER DURABLES SECTOR — 5.3%
	Automotive Aftermarket — 3.3%
3,398,000	Pirelli & C. SpA (Italy) (b)	48,378,295	56,245,925

	Tools & Hardware — 2.0%
645,000	Makita Corp. (Japan) (b)	30,552,121	33,424,106

CONSUMER NON-DURABLES SECTOR — 10.6%
	Food: Major Diversified — 5.4%
825,000	Danone S.A. (France) (b)	56,104,543	55,611,248
473,000	Nestle’ S.A. (Switzerland) (b)	34,992,611	35,618,055
		91,097,154	91,229,303
	Household/Personal Care — 5.2%
397,000	Henkel AG & Co. KGaA (Germany) (b)	36,937,550	40,967,397
1,121,000	Unilever PLC (Britain) (b)	47,049,718	46,771,791
		83,987,268	87,739,188
CONSUMER SERVICES SECTOR — 3.8%
	Hotels/Resorts/Cruiselines — 2.0%
29,145,000	Genting Malaysia Berhad (Malaysia) (b)	34,505,762	33,253,969

	Restaurants — 1.8%
1,783,000	Compass Group PLC (Britain) (b)	28,730,385	30,951,418

DISTRIBUTION SERVICES SECTOR — 2.0%
	Wholesale Distributors — 2.0%
9,392,000	Electrocomponents PLC (Britain) (b)	33,904,168	33,574,606

ELECTRONIC TECHNOLOGY SECTOR — 5.7%
	Aerospace & Defense — 3.3%
3,978,000	Rolls-Royce Holdings PLC (Britain)* (b)	58,984,265	56,105,272

	Electronic Components — 2.4%
562,000	TE Connectivity Ltd. (Switzerland)	34,059,847	40,250,440

ENERGY MINERALS SECTOR — 1.8%
	Integrated Oil — 1.8%
1,009,000	Royal Dutch Shell PLC (Britain) (b)	33,957,507	30,004,593

FINANCE SECTOR — 4.8%
	Property/Casualty Insurance — 4.8%
1,513,000	Admiral Group PLC (Britain) (b)	34,621,852	34,258,184
83,000	Fairfax Financial Holdings Ltd. (Canada)	39,498,841	46,527,970
		74,120,693	80,786,154
INDUSTRIAL SERVICES SECTOR — 2.9%
	Oilfield Services/Equipment — 2.9%
575,000	Schlumberger Ltd. (Curacao)	49,920,060	47,978,000

FMI International Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2015 (Unaudited)

Shares		Cost	Value
LONG-TERM INVESTMENTS — 78.3% (a) (Continued)
COMMON STOCKS — 73.6% (a) (Continued)

PROCESS INDUSTRIES SECTOR — 8.7%
	Chemicals: Agricultural — 5.3%
2,077,000	Potash Corp. of Saskatchewan Inc. (Canada)	$73,140,314	$66,983,250
1,190,000	Sociedad Quimica y Minera de Chile S.A. (Chile) (b)	29,571,393	21,598,427
		102,711,707	88,581,677
	Chemicals: Specialty — 0.9%
244,000	Shin-Etsu Chemical Co. Ltd. (Japan) (b)	15,626,272	15,930,297

	Industrial Specialties — 2.5%
551,000	Akzo Nobel N.V. (Netherlands) (b)	38,644,366	41,660,735

PRODUCER MANUFACTURING SECTOR — 8.6%
	Industrial Conglomerates — 5.7%
1,334,000	Jardine Strategic Holdings Ltd. (Bermuda) (b)	47,090,683	46,597,242
2,943,000	Smiths Group PLC (Britain) (b)	55,486,809	48,674,822
		102,577,492	95,272,064
	Industrial Machinery — 2.9%
97,000	Schindler Holding AG (Switzerland) (b)	14,458,095	16,098,291
110,000	SMC Corp. (Japan) (b)	28,934,861	32,754,018
		43,392,956	48,852,309

RETAIL TRADE SECTOR — 2.4%
	Department Stores — 2.4%
2,295,000	Hyundai GreenFood Co. Ltd. (South Korea) (b)	37,482,670	40,390,417

TECHNOLOGY SERVICES SECTOR — 5.2%
	Information Technology Services — 5.2%
936,000	Accenture PLC (Ireland)	78,924,798	87,693,840

TRANSPORTATION SECTOR — 1.9%
	Other Transportation — 1.9%
5,852,000	Bolloré (France) (b)	31,534,543	31,180,635
	Total common stocks	1,202,328,573	1,237,966,989

PREFERRED STOCKS — 4.1%(a)

CONSUMER NON-DURABLES SECTOR — 4.1%
	Household/Personal Care — 4.1%
24,000	Amorepacific Corp. (South Korea) (b)	20,986,087	36,112,896
98,000	LG Household & Health Care Ltd. (South Korea) (b)	24,992,182	33,194,161
	Total preferred stocks	45,978,269	69,307,057

SAVINGS SHARES — 0.6% (a)

CONSUMER DURABLES SECTOR — 0.6%
	Automotive Aftermarket — 0.6%
582,000	Pirelli & C. SpA - RSP (Italy) (b)	7,252,323	9,606,526
	Total savings shares	7,252,323	9,606,526
	Total long-term investments	1,255,559,165	1,316,880,572

FMI International Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2015 (Unaudited)

Principal Amount		Cost	Value

SHORT-TERM INVESTMENTS — 20.2% (a)

	Commercial Paper — 20.2%
$339,700,000	U.S. Bank N.A., 0.02%, due 04/01/15	$339,700,000	$339,700,000
	Total investments — 98.5%	$1,595,259,165	1,656,580,572
	Other assets, less liabilities — 1.5% (a)		25,620,967
	TOTAL NET ASSETS — 100.0%		$1,682,201,539

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.
(b)
Security does not trade during New York Stock Exchange hours and has been valued in accordance with the procedures discussed in Note 1(a) to the financial statements and has been classified as Level 2.  As of March 31, 2015 the aggregate value of these securities was $1,027,447,072.

PLC – Public Limited Company
RSP – Risparmio (Savings)

SCHEDULE OF FORWARD CURRENCY CONTRACTS
March 31, 2015 (Unaudited)

				U.S. $ Value on			U.S. $ Value on
				March 31, 2015			March 31, 2015	Unrealized
Settlement		Currency to		of Currency to	Currency to		of Currency to	Appreciation
Date	Counterparty	be Delivered		be Delivered	be Received		be Received	(Depreciation)
4/24/15	Bank of New York	49,500,000	British Pound	$73,415,994	74,407,077	U.S. Dollar	$74,407,077	$991,083
4/24/15	Bank of New York	19,000,000	British Pound	28,179,877	27,947,670	U.S. Dollar	27,947,670	(232,207)
4/24/15	State Street Global
	Markets, LLC	126,500,000	British Pound	187,618,652	190,956,070	U.S. Dollar	190,956,070	3,337,418
4/24/15	Bank of Montreal M.C.S.	31,000,000	Canadian Dollar	24,468,946	24,968,886	U.S. Dollar	24,968,886	499,940
4/24/15	Bank of Montreal M.C.S.	4,000,000	Canadian Dollar	3,157,283	3,135,779	U.S. Dollar	3,135,779	(21,504)
4/24/15	State Street Global
	Markets, LLC	13,000,000	Canadian Dollar	10,261,171	10,331,353	U.S. Dollar	10,331,353	70,182
4/24/15	State Street Global
	Markets, LLC	4,000,000	Canadian Dollar	3,157,283	3,132,555	U.S. Dollar	3,132,555	(24,728)
4/24/15	Bank of New York	4,500,000,000	Chilean Peso	7,191,096	7,100,592	U.S. Dollar	7,100,592	(90,504)
4/24/15	U.S. Bank N.A.	1,500,000,000	Chilean Peso	2,397,032	2,414,293	U.S. Dollar	2,414,293	17,261
4/24/15	U.S. Bank N.A.	6,500,000,000	Chilean Peso	10,387,138	10,266,587	U.S. Dollar	10,266,587	(120,551)
4/24/15	Bank of New York	110,000,000	Euro	118,316,519	126,051,690	U.S. Dollar	126,051,690	7,735,171
4/24/15	State Street Global
	Markets, LLC	48,000,000	Euro	51,629,027	54,578,052	U.S. Dollar	54,578,052	2,949,025
4/24/15	State Street Global
	Markets, LLC	28,000,000	Euro	30,116,932	29,712,025	U.S. Dollar	29,712,025	(404,907)
4/24/15	Bank of New York	4,500,000,000	Japanese Yen	37,534,604	37,755,017	U.S. Dollar	37,755,017	220,413
4/24/15	Bank of New York	2,000,000,000	Japanese Yen	16,682,046	16,517,134	U.S. Dollar	16,517,134	(164,912)
4/24/15	State Street Global
	Markets, LLC	6,000,000,000	Japanese Yen	50,046,139	50,804,189	U.S. Dollar	50,804,189	758,050
4/24/15	Bank of New York	77,500,000	Malaysian Ringgit	20,877,756	21,198,774	U.S. Dollar	21,198,774	321,018
4/24/15	Bank of New York	14,500,000	Malaysian Ringgit	3,906,161	3,895,020	U.S. Dollar	3,895,020	(11,141)
4/24/15	U.S. Bank N.A.	12,000,000	Malaysian Ringgit	3,232,685	3,279,049	U.S. Dollar	3,279,049	46,364
4/24/15	Bank of New York	12,000,000,000	South Korean Won	10,807,230	10,853,835	U.S. Dollar	10,853,835	46,605
4/24/15	Bank of New York	12,500,000,000	South Korean Won	11,257,531	11,110,076	U.S. Dollar	11,110,076	(147,455)
4/24/15	U.S. Bank N.A.	69,500,000,000	South Korean Won	62,591,871	63,564,878	U.S. Dollar	63,564,878	973,007
4/24/15	U.S. Bank N.A.	8,000,000,000	South Korean Won	7,204,820	7,184,876	U.S. Dollar	7,184,876	(19,944)
4/24/15	Bank of New York	7,500,000	Swiss Franc	7,725,260	8,105,698	U.S. Dollar	8,105,698	380,438
4/24/15	State Street Global
	Markets, LLC	68,500,000	Swiss Franc	70,557,377	77,481,137	U.S. Dollar	77,481,137	6,923,760
4/24/15	State Street Global
	Markets, LLC	9,000,000	Swiss Franc	9,270,312	9,069,125	U.S. Dollar	9,069,125	(201,187)
4/24/15	U.S. Bank N.A.	7,000,000	Swiss Franc	7,210,243	6,954,276	U.S. Dollar	6,954,276	(255,967)
4/24/15	Bank of New York	324,000,000	Taiwan Dollar	10,355,156	10,276,764	U.S. Dollar	10,276,764	(78,392)
				$879,556,141			$903,052,477	$23,496,336

The accompanying notes to financial statements are an integral part of these schedules.

FMI International Fund
INDUSTRY SECTORS
as of March 31, 2015 (Unaudited)

FMI Funds
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2015 (Unaudited)

		FMI	FMI	FMI
		Large Cap	Common Stock	International
		Fund	Fund	Fund

ASSETS:
Investments in securities, at value	(a)	$9,444,512,151	$1,421,447,186	$1,656,580,572
Receivable for investments sold		101,569,382	—	—
Receivables from shareholders for purchases		15,109,361	850,649	19,845,691
Dividends and interest receivable		12,849,898	514,175	2,176,770
Receivable for forward currency contracts		—	—	25,269,735
Prepaid expenses		70,993	19,892	93,173
Cash		89,465	24,046	633,361
Total assets		$9,574,201,250	$1,422,855,948	$1,704,599,302

LIABILITIES:
Payable to brokers for investments purchased		$—	$—	$19,009,262
Payable to shareholders for redemptions		18,056,211	620,780	493,841
Payable to adviser for management fees		4,742,145	1,058,001	734,330
Payable for forward currency contracts		—	—	1,773,399
Payable for foreign currency transactions		—	—	71,811
Other liabilities		1,874,596	286,367	315,120
Total liabilities		24,672,952	1,965,148	22,397,763
Net assets		$9,549,528,298	$1,420,890,800	$1,682,201,539

NET ASSETS:
Capital Stock	(b)	$6,840,085,726	$1,040,150,789	$1,583,881,099
Net unrealized appreciation (depreciation) on investments:
Securities		2,389,995,619	300,025,682	61,321,407
Forward currency contracts		—	—	23,496,336
Foreign currency transactions		—	—	(39,778)
Accumulated net realized gain		300,959,597	80,906,130	26,267,585
Undistributed net investment income (loss)		18,487,356	(191,801)	(12,725,110)
Net assets		$9,549,528,298	$1,420,890,800	$1,682,201,539

CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share
(Net assets ÷ shares outstanding)		$21.60	$27.81	$30.03

(a)	Identified cost of investments	$7,054,516,532	$1,121,421,504	$1,595,259,165
(b)	Par value	$0.0001	$0.0001	$0.0001
	Shares authorized	500,000,000	400,000,000	400,000,000
	Shares outstanding	442,170,997	51,094,456	56,011,882

The accompanying notes to financial statements are an integral part of these statements.

FMI Funds
STATEMENTS OF OPERATIONS
For the Six Month Period Ending March 31, 2015 (Unaudited)

	FMI	FMI	FMI
	Large Cap	Common Stock	International
	Fund	Fund	Fund

INCOME:
Dividends	$86,089,495	$9,782,944	$6,054,786 *
Interest	135,611	31,912	28,285
Total income	86,225,106	9,814,856	6,083,071
EXPENSES:
Management fees	35,708,912	7,129,386	3,165,318
Transfer agent fees	6,322,563	815,582	583,366
Administration and accounting services	1,523,463	228,146	133,554
Printing and postage expense	453,405	41,394	27,113
Custodian fees	172,120	27,438	84,354
Registration fees	100,113	36,703	119,771
Professional fees	30,657	20,755	19,847
Board of Directors fees	24,133	21,740	4,987
Other expenses	127,431	35,697	27,336
Total expenses	44,462,797	8,356,841	4,165,646
NET INVESTMENT INCOME	41,762,309	1,458,015	1,917,425
NET REALIZED GAIN (LOSS) ON INVESTMENTS:
Securities	306,263,830	82,841,713	—
Forward currency contracts	—	—	30,709,902
Foreign currency transactions	—	—	(4,081,807)
NET REALIZED GAIN (LOSS) ON INVESTMENTS	306,263,830	82,841,713	26,628,095
NET CHANGE IN UNREALIZED
APPRECIATION (DEPRECIATION) ON INVESTMENTS:
Securities	341,886,103	16,261,727	45,565,888
Forward currency contracts	—	—	12,117,009
Foreign currency transactions	—	—	(25,199)
NET CHANGE IN UNREALIZED
APPRECIATION (DEPRECIATION) ON INVESTMENTS	341,886,103	16,261,727	57,657,698
NET GAIN ON INVESTMENTS	648,149,933	99,103,440	84,285,793
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$689,912,242	$100,561,455	$86,203,218

*  Net withholding taxes of $672,950.

The accompanying notes to financial statements are an integral part of these statements.

FMI Funds
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending March 31, 2015 (Unaudited) and For the Year Ended September 30, 2014

	FMI		FMI		FMI
	Large Cap		Common Stock		International
	Fund		Fund		Fund

	2015	2014	2015	2014	2015	2014
OPERATIONS:
Net investment income	$41,762,309	$76,723,554	$1,458,015	$1,891,725	$1,917,425	$2,698,448
Net realized gain on investments	306,263,830	888,647,365	82,841,713	168,273,295	26,628,095	4,669,897
Net change in unrealized
appreciation (depreciation)
on investments	341,886,103	303,314,155	16,261,727	(39,487,662)	57,657,698	11,417,299
Net increase in net assets
from operations	689,912,242	1,268,685,074	100,561,455	130,677,358	86,203,218	18,785,644
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from
net investment income	(76,298,972)	(69,871,376)	(1,053,122)	(5,487,178)	(14,639,678)	(1,132,520)
Distributions from net realized gains	(860,363,566)	(491,574,928)	(158,049,506)	(116,981,550)	(9,537,976)	(3,162,197)
Total distributions	(936,662,538)	(561,446,304)	(159,102,628)	(122,468,728)	(24,177,654)	(4,294,717)
FUND SHARE ACTIVITIES:
Proceeds from shares issued	833,982,217	1,645,568,671	57,448,866	237,849,041	1,170,612,745	338,231,239
Net asset value of shares issued
in distributions reinvested	879,225,661	523,640,012	154,854,648	119,367,345	23,919,735	4,287,436
Cost of shares redeemed	(1,134,327,806)	(1,781,064,687)	(140,711,808)	(216,743,240)	(48,714,405)	(20,557,903)
Net increase in net assets
derived from Fund share activities	578,880,072	388,143,996	71,591,706	140,473,146	1,145,818,075	321,960,772
TOTAL INCREASE	332,129,776	1,095,382,766	13,050,533	148,681,776	1,207,843,639	336,451,699
NET ASSETS AT THE
BEGINNING OF THE PERIOD	9,217,398,522	8,122,015,756	1,407,840,267	1,259,158,491	474,357,900	137,906,201
NET ASSETS AT THE
END OF THE PERIOD	$9,549,528,298	$9,217,398,522	$1,420,890,800	$1,407,840,267	$1,682,201,539	$474,357,900
Undistributed net investment
income (loss)	$18,487,356	$53,024,019	$(191,801)	$(596,694)	$(12,725,110)	$(2,857)
FUND SHARE TRANSACTIONS:
Shares sold	38,382,521	76,598,917	2,069,315	8,151,853	40,292,042	11,895,853
Shares issued in
distributions reinvested	41,200,828	25,656,051	5,707,875	4,223,898	857,338	159,148
Less shares redeemed	(52,348,695)	(83,155,053)	(5,036,712)	(7,373,410)	(1,698,300)	(729,756)
Net increase in
shares outstanding	27,234,654	19,099,915	2,740,478	5,002,341	39,451,080	11,325,245

The accompanying notes to financial statements are an integral part of these statements.

FMI Large Cap Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

	(Unaudited)
	For the Six Month
	Period Ending		Years Ended September 30,
	March 31, 2015		2014	2013	2012	2011	2010
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$22.21		$20.52	$17.38	$14.31	$14.46	$13.27
Income from investment operations:
Net investment income	0.10		0.19	0.18	0.20	0.16	0.17
Net realized and unrealized gains (loss) on investments	1.52		2.92	3.37	3.46	(0.17)	1.19
Total from investment operations	1.62		3.11	3.55	3.66	(0.01)	1.36
Less distributions:
Distributions from net investment income	(0.18)		(0.18)	(0.20)	(0.17)	(0.14)	(0.17)
Distributions from net realized gains	(2.05)		(1.24)	(0.21)	(0.42)	—	—
Total from distributions	(2.23)		(1.42)	(0.41)	(0.59)	(0.14)	(0.17)
Net asset value, end of period	$21.60		$22.21	$20.52	$17.38	$14.31	$14.46
TOTAL RETURN	7.42	%(1)	15.77%	20.94%	26.17%	(0.13%)	10.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	9,549,528		9,217,399	8,122,016	6,167,813	4,008,758	3,318,364
Ratio of expenses to average net assets	0.93	%(2)	0.94%	0.96%	0.96%	0.97%	0.97%
Ratio of net investment income to average net assets	0.88	%(2)	0.87%	0.95%	1.25%	1.03%	1.18%
Portfolio turnover rate	4%		31%	30%	21%	28%	20%

(1)	Not annualized.
(2)	Annualized.

FMI Common Stock Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

	(Unaudited)
	For the Six Month
	Period Ending		Years Ended September 30,
	March 31, 2015		2014	2013	2012	2011	2010
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$29.12		$29.05	$25.43	$22.63	$22.98	$21.07
Income from investment operations:
Net investment income (loss)	0.03		0.04	0.07	0.09	0.03	(0.00)*
Net realized and unrealized gains on investments	2.00		2.91	6.05	4.79	0.44	1.96
Total from investment operations	2.03		2.95	6.12	4.88	0.47	1.96
Less distributions:
Distributions from net investment income	(0.02)		(0.13)	(0.09)	(0.04)	—	(0.04)
Distributions from net realized gains	(3.32)		(2.75)	(2.41)	(2.04)	(0.82)	(0.01)
Total from distributions	(3.34)		(2.88)	(2.50)	(2.08)	(0.82)	(0.05)
Net asset value, end of period	$27.81		$29.12	$29.05	$25.43	$22.63	$22.98
TOTAL RETURN	7.26	%(1)	10.44%	26.63%	22.38%	2.03%	9.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	1,420,891		1,407,840	1,259,158	1,118,501	945,991	925,630
Ratio of expenses to average net assets	1.17	%(2)	1.18%	1.19%	1.20%	1.21%	1.24%
Ratio of net investment income (loss) to average net assets	0.20	%(2)	0.14%	0.26%	0.38%	0.13%	(0.01%)
Portfolio turnover rate	12%		33%	24%	43%	26%	30%

*	Amount is less than $0.005 per share.
(1)	Not annualized.
(2)	Annualized.

The accompanying notes to financial statements are an integral part of these statements.

FMI International Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

	(Unaudited)					For the Period from
	For the Six Month					December 31,
	Period Ending					2010* to
	March 31,		Years Ended September 30,			September 30,
	2015		2014	2013	2012	2011
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$28.64		$26.34	$22.12	$18.06	$20.00
Income from investment operations:
Net investment income	0.06		0.30	0.25	0.22	0.16
Net realized and unrealized gains (loss) on investments	2.29		2.74	4.29	4.00	(2.10)
Total from investment operations	2.35		3.04	4.54	4.22	(1.94)
Less distributions:
Distributions from net investment income	(0.58)		(0.19)	(0.08)	(0.16)	—
Distributions from net realized gains	(0.38)		(0.55)	(0.24)	—	—
Total from distributions	(0.96)		(0.74)	(0.32)	(0.16)	—
Net asset value, end of period	$30.03		$28.64	$26.34	$22.12	$18.06
TOTAL RETURN	8.48	%(1)	11.74%	20.87%	23.52%	(9.70	%)(1)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	1,682,202		474,358	137,906	67,316	13,514
Ratio of expense to average net assets:
Before expense reimbursement	0.99	%(2)	1.03%	1.15%	1.45%	2.91	%(2)
After expense reimbursement	0.99	%(2)	1.00%	1.00%	1.00%	1.00	%(2)
Ratio of net investments income (loss) to average net assets:
Before expense reimbursement	0.45	%(2)	1.05%	0.89%	0.62%	(0.86	)%(2)
After expense reimbursement	0.45	%(2)	1.08%	1.04%	1.07%	1.05	%(2)
Portfolio turnover rate	0%		22%	21%	20%	12	%(1)

*	Commencement of Operations.
(1)	Not annualized.
(2)	Annualized.

The accompanying notes to financial statements are an integral part of this statement.

FMI Funds
NOTES TO FINANCIAL STATEMENTS
March 31, 2015 (Unaudited)

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the FMI Large Cap Fund, the FMI Common Stock Fund, and the FMI International Fund (collectively, the “Funds” or, individually, a “Fund”). The FMI Large Cap Fund (the “Large Cap Fund”), the FMI Common Stock Fund (the “Common Stock Fund”), and the FMI International Fund (the “International Fund”) are each a series of FMI Funds, Inc. (the “Company”). The Company was incorporated under the laws of Maryland on September 5, 1996. The Large Cap Fund commenced operations on December 31, 2001 and the International Fund commenced operations on December 31, 2010. The Common Stock Fund is the successor to the FMI Common Stock Fund, the sole series of FMI Common Stock Fund, Inc. (the “Predecessor Common Stock Fund”). The reorganization was effective as of January 31, 2014, and the Common Stock Fund is the accounting survivor of the reorganization. The Predecessor Common Stock Fund was incorporated under the laws of Wisconsin on July 29, 1981. Both the Large Cap Fund and the International Fund are registered as non-diversified, open-end management investment companies under the Investment Company Act of 1940 (the “Act”), as amended. The Common Stock Fund is registered as a diversified open-end management investment company under the Act. The assets and liabilities of each Fund in the Company are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The investment objective of the Large Cap Fund is to seek long-term capital appreciation by investing mainly in a limited number of large capitalization value stocks. The investment objective of the Common Stock Fund is to seek long-term capital appreciation by investing mainly in small to medium capitalization value stocks. The investment objective of the International Fund is to seek capital appreciation by investing mainly in a limited number of large capitalization value stocks of non-U.S. companies. The Large Cap Fund and the Common Stock Fund are both currently closed to new investors.

(a)
Each security, excluding short-term investments, is valued at the current day last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no

FMI Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2015 (Unaudited)

(1)	Summary of Significant Accounting Policies — (Continued)

sale is reported, the latest bid price. Securities that are traded over-the-counter are valued at the close price, if not close, then at the latest bid price.  Unlisted equity securities for which market quotations are readily available are valued at the close price, if not close, then at the most recent bid price. Foreign securities are valued on a basis of quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. For the International Fund only, options purchased or written by the Fund are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser in accordance with procedures approved by the Board of Directors (“Board”). The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and a Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. For the International Fund only, for securities that do not trade during New York Stock Exchange hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and may include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Board utilizes a service provided by an independent third party to assist in fair valuation of certain securities for the International Fund.  As of March 31, 2015, there were no securities that were internally fair valued. Short-term investments with maturities of 60 days or less were valued at amortized cost which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date.

The Funds apply the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), which defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Funds use various valuation approaches. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For the International Fund only, over the counter derivatives such as forward currency contracts may be valued using quantitative models. These models may use pricing curves based on market inputs including current exchange rates or indices. These curves are combined with volatility factors to value the overall positions. The market inputs are generally significant and can be corroborated with observable market data and therefore are classified in level 2.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 —	Valuations based on unadjusted quoted prices in active markets for identical assets.
Level 2 —	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3 —	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

FMI Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2015 (Unaudited)

(1)	Summary of Significant Accounting Policies — (Continued)
The following table summarizes the Funds’ investments as of March 31, 2015, based on the inputs used to value them:

		Large Cap Fund	Common Stock Fund	International Fund	International Fund
		Investments	Investments	Investments	Other Financial
Valuation Inputs		in Securities	in Securities	in Securities	Instruments*
Assets:
Level 1 —	Common Stocks	$8,665,712,151	$1,231,847,186	$289,433,500	$—
Level 2 —	Common Stocks	—	—	948,533,489	—
	Preferred Stocks	—	—	69,307,057	—
	Savings Shares	—	—	9,606,526	—
	Short-Term Commercial Paper	778,800,000	189,600,000	339,700,000	—
	Forward Currency Contracts	—	—	—	25,269,735
	Total Level 2	778,800,000	189,600,000	1,367,147,072	25,269,735
Level 3 —		—	—	—	—
Total Assets		9,444,512,151	1,421,447,186	1,656,580,572	25,269,735
Liabilities:
Level 2 —	Forward Currency Contracts	—	—	—	(1,773,399)
Total		$9,444,512,151	$1,421,447,186	$1,656,580,572	$23,496,336

*	Other financial instruments are derivative instruments, specifically forward currency contracts, which are valued at the unrealized appreciation/(depreciation) on the instrument.

It is the Funds’ policy to recognize transfers between levels at the end of the reporting period. There were no transfers for the Large Cap Fund and Common Stock Fund between levels during the period ending March 31, 2015. The International Fund recognized a $46,597,242 transfer out of level 1 and into level 2, due to a change in pricing methodology, for the period ending March 31, 2015.

See the Schedules of Investments for investments detailed by industry classifications.
(b)	Net realized gains and losses on sales of securities are computed on the identified cost basis.
(c)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.
(d)
The International Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency rates on its foreign portfolio holdings or to hedge certain purchase and sale commitments denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily and the asset or liability therein represents unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. There were on average twenty-two forward currency contracts outstanding during the six month period ending March 31, 2015. These contracts are not subject to master netting agreements.

The fair value of the forward currency contracts as of March 31, 2015 is included in the following locations on the International Fund’s statement of assets and liabilities:

		Fair Value of		Fair Value of
		Asset Forward		(Liability) Forward
	Location	Currency Contracts	Location	Currency Contracts
Forward currency	Receivable for	$25,269,735	Payable for	$(1,773,399)
contracts	forward currency		forward currency
	contracts		contracts

Realized and unrealized gains and losses on forward currency contracts entered into during the six month period ending March 31, 2015 by the International Fund are recorded in the following locations on the statements of operation:

		Realized		Unrealized
	Location	(Loss)	Location	Gain
Forward currency	Net realized loss on forward	$30,709,902	Net change in unrealized	$12,117,009
contracts	currency contracts		appreciation on forward
currency contracts

FMI Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2015 (Unaudited)

(1)	Summary of Significant Accounting Policies — (Continued)

These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the International Fund’s statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

(e)
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(f)
The Funds may own certain securities that are restricted. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”). A restricted security cannot be resold to the general public without prior registration under the 1933 Act or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. The Funds did not hold any restricted securities as of March 31, 2015.

(g)
No provision has been made for Federal income taxes since the Funds have elected to be taxed as “regulated investment companies.” The Funds intend to distribute substantially all net investment company taxable income and net capital gains to their respective shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(h)
The Funds have reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland for the Large Cap Fund and International Fund and Federal and the state of Wisconsin for the Predecessor Common Stock Fund, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for exam by taxing authorities and, as of March 31, 2015, open Federal tax years include the prior three fiscal tax years ended September 30.  The Funds have no examinations in progress and are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(2)	Investment Adviser and Management Agreements and Transactions With Related Parties —

The Funds each have a management agreement with Fiduciary Management, Inc. (“FMI”), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, the Large Cap Fund and International Fund will each pay FMI a monthly management fee at the annual rate of 0.75% of the daily net assets of such Fund and the Common Stock Fund will pay a monthly management fee at the annual rate of 1% of the daily net assets of such Fund. The Funds are responsible for paying their proportionate share of the compensation, benefits and expenses of the Funds’ Chief Compliance Officer. For administrative convenience, FMI initially makes these payments and is later reimbursed by the Funds.

Under the respective management agreements, FMI will reimburse the Large Cap Fund for expenses over 1.20% of the daily net assets of such Fund, 1.30% for the Common Stock Fund and 1.75% for the International Fund. In addition to the reimbursement required under each management agreement, FMI will voluntarily reimburse the Large Cap Fund and the International Fund for expenses over 1.00% of such Fund’s daily net assets. For the six month period ending March 31, 2015 there were no contractual or voluntary reimbursements required for the Funds.

The Large Cap Fund and the International Fund have each entered into a Distribution Plan (the “Plan”), pursuant to Rule 12b-1 under the Act. Each Plan provides that such Fund may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.25% of such Fund’s daily net assets or the actual distribution costs incurred during the year. Amounts payable under each Plan are paid monthly for any activities or expenses primarily intended to result in the sale of shares of such Fund. For the six month period ending March 31, 2015, no such expenses were incurred by either Fund.

Under the Funds’ organizational documents, each director, officer, employee or other agent of any Fund (including the Funds’ investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

(3)	Credit Agreements —

U.S. Bank, N.A. has made available to the Company a combined $675,000,000 credit facility, pursuant to a Loan Agreement (“Agreement”) effective June 4, 2014 for the FMI Funds, Inc. for the purposes of having cash available to satisfy redemption requests. Principal and interest of such loans under the Agreement are due not more than 45 days after the date of the loan. Amounts under the

FMI Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2015 (Unaudited)

(3)	Credit Agreements — (Continued)

credit facility bear interest at a rate per annum equal to the current prime rate minus one percent on the amount borrowed. Advances will be collateralized by securities owned by such Fund. During the six month period ending March 31, 2015, none of the Funds borrowed against the Agreement. The Credit Agreement is renewable annually on June 4.

(4)	Distributions to Shareholders —

Net investment income and net realized gains, if any, are distributed to shareholders at least annually.  On December 19, 2014, the following distributions were declared and paid on December 19, 2014 to shareholders of record of the respective Funds on December 18, 2014:

	Large Cap Fund	Common Stock Fund	International Fund
Net Investment Income	$76,298,972	$1,053,122	$14,639,678
Per Share Amount	$0.18166869	$0.02211071	$0.58403835
Short-Term Realized Gain	$43,179,877	$16,928,808	$4,548,029
Per Share Amount	$0.10281	$0.35543	$0.18144
Long-Term Realized Gain	$817,183,689	$141,120,698	$4,989,947
Per Share Amount	$1.94569	$2.96291	$0.19907

(5)	Investment Transactions —
For the six month period ending March 31, 2015, purchases and proceeds of sales of investment securities (excluding short-term investments) were as follows:

	Large Cap Fund	Common Stock Fund	International Fund
Purchases	$343,520,923	$149,920,291	$891,485,347
Sales	766,185,203	235,090,011	—

(6)	Income Tax Information —
The following information for the Funds is presented on an income tax basis as of September 30, 2014:

		Gross	Gross	Net Unrealized	Distributable	Distributable	Other
	Cost of	Unrealized	Unrealized	Appreciation on	Ordinary	Long-Term	Accumulated
	Investments	Appreciation	Depreciation	Investments	Income	Capital Gains	Gain/Loss
Large Cap Fund	$7,164,314,754	$2,169,261,691	$(126,384,420)	$2,042,877,271	$96,136,541	$817,179,056	$—
Common Stock Fund	1,132,395,551	316,133,253	(34,015,338)	282,117,915	16,928,708	140,831,255	(596,694)
International Fund	448,212,063	32,707,096	(16,989,822)	15,717,274	15,051,808	4,989,825	535,969

The difference between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.
The tax components of dividends paid during the six month period ending March 31, 2015, and the year ended September 30, 2014 are:

	March 31, 2015		September 30, 2014
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distributions	Distributions	Distributions	Distributions
Large Cap Fund	$119,478,849	$817,183,689	$126,787,834	$434,658,470
Common Stock Fund	17,981,930	141,120,698	22,416,039	100,052,689
International Fund	19,187,707	4,989,947	2,523,215	1,771,502

The Common Sock Fund is permitted, for tax purposes, to defer into its next fiscal year $596,694 of late year losses.

FMI Funds
ADDITIONAL INFORMATION

For additional information about the Directors and Officers or for a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information. It will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how each of the Funds voted proxies relating to portfolio securities is available on the Funds’ website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30. The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FMI Funds
EXPENSE EXAMPLE

As a shareholder of the FMI Funds you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Funds do not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2014 through March 31, 2015.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in a Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example at the end of this article.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the hypothetical line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	FMI	FMI	FMI
	Large Cap	Common Stock	International
	Fund	Fund	Fund

Actual Beginning Account Value 10/01/14	$1,000.00	$1,000.00	$1,000.00

Actual Ending Account Value 3/31/15	$1,074.20	$1,072.60	$1,084.80

Actual Expenses Paid During Period* 10/01/14-3/31/15	$4.81	$6.05	$5.15

Hypothetical Beginning Account Value 10/01/14	$1,000.00	$1,000.00	$1,000.00

Hypothetical Ending Account Value 3/31/15	$1,020.29	$1,019.10	$1,020.00

Hypothetical Expenses Paid During Period* 10/01/14-3/31/15	$4.68	$5.89	$4.99

Annualized Expense Ratio*	0.93%	1.17%	0.99%

*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period between October 1, 2014 and March 31, 2015).

FMI Funds
ADVISORY AGREEMENTS

On December 19, 2014 the Board of Directors of FMI Funds, Inc. (the “Directors”) approved the continuation of the investment advisory agreements for the FMI Common Stock Fund, the FMI Large Cap Fund, and the FMI International Fund (collectively the “Funds”, or the, “Fund”) with the Adviser, Fiduciary Management, Inc. (the “Adviser”). Prior to approving the continuation of the investment advisory agreements, the Directors considered:

•	the nature, extent and quality of the services provided by the Adviser
•	the investment performance of each of the Funds
•	the cost of the services to be provided and profits to be realized by the Adviser from its relationship with the Funds
•	the extent to which economies of scale would be realized as each Fund grew and whether fee levels reflect any economies of scale
•	the expense ratios of each of the Funds
•	the manner in which portfolio transactions for the Funds were conducted, including the use of soft dollars

In considering the nature, extent, and quality of the services provided by the Adviser, the Directors reviewed a report describing the portfolio management, shareholder communication and servicing, prospective shareholder assistance, and regulatory compliance services provided by the Adviser to the Funds.  The Directors concluded that the Adviser was providing essential services to the Funds.  In particular, the Directors concluded that the Adviser was preparing reports to shareholders in addition to those required by law, and was providing services to the Funds that were in addition to the services investment advisers typically provided to non-mutual fund clients.

The Directors compared the performance of each of the Funds to benchmark indices over various periods of time and concluded that the performance of each Fund warranted the continuation of the agreements.

In concluding that the advisory fees payable by each Fund were reasonable, the Directors reviewed a report that concluded that the Adviser was reimbursing the International Fund to maintain an expense ratio of 1.00% and that the profits the Adviser realized with respect to the Common Stock Fund and Large Cap Fund expressed as a percentage of pre-tax revenues were generally comparable to that of publicly traded investment advisers.  The Directors also reviewed reports comparing each Fund’s expense ratio and advisory fees paid by each Fund to those of other comparable mutual funds and concluded that the advisory fee paid by each Fund and each Fund’s expense ratio were within the range of comparable mutual funds.  The Directors noted that the investment advisory fee for each of the Common Stock Fund, Large Cap Fund and International Fund was not adjusted if the Funds grew, but did not consider that factor to be significant because of the other factors considered.

Finally, the Directors reviewed reports discussing the manner in which portfolio transactions for the Funds were conducted, including the use of soft dollars.  Based on these reports, the Directors concluded that the research obtained was beneficial and that trades were executed in a manner designed to obtain best execution.

FMI Funds
DISCLOSURE INFORMATION

Performance for Period Ended March 31, 2015
			Average Annual Total Returns
						Since	Inception
FUND / INDEX	3 Months1	1 Year	3 Year	5 Year	10 Year	Inception	Date
FMI Large Cap Fund	1.79%	11.59%	15.56%	12.90%	9.05%	9.18%	12-31-01
S&P 500	0.95%	12.73%	16.11%	14.47%	8.01%	6.66%	12-31-01
FMI Common Stock Fund	2.36%	7.04%	12.93%	13.22%	10.49%	12.38%	12-18-81
Russell 2000	4.32%	8.21%	16.27%	14.57%	8.82%	10.68%	12-18-81
FMI International Fund	7.94%	10.92%	14.85%	N/A	N/A	12.26%	12-31-10
MSCI EAFE Net (USD)	4.88%	-0.92%	9.02%	6.16%	4.95%	5.64%	12-31-10
MSCI EAFE Net (LOC)	10.85%	17.74%	16.62%	9.07%	6.08%	10.63%	12-31-10

1	Returns for periods less than one year are not annualized.

Performance data quoted represents past performance; past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of a Fund may be lower or higher than the performance quoted.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by visiting www.fmifunds.com or by calling 1-800-811-5311.

As of the Funds’ Prospectuses dated January 30, 2015, the FMI Large Cap Fund’s, FMI Common Stock Fund’s and FMI International Fund’s annual operating expense ratios are 0.94%, 1.18% and 1.00% respectively. [FMI International Fund’s (“FMIJX”) annual operating expense ratio is 1.03%, less an expense reimbursement of 0.03% for a net operating expense ratio of 1.00%]. Fiduciary Management, Inc. (“FMI”) has contractually agreed to waive its advisory fee to the extent necessary to ensure that net expenses of FMIJX do not exceed 1.75% of the average daily net assets.  In addition to the reimbursement required under the FMIJX investment advisory agreement, FMI will reimburse FMIJX for expenses in excess of 1.00% of the daily net assets.  FMI will not terminate this reimbursement prior to January 31, 2016.

For more information about the FMI Funds, call 1-800-811-5311 for a free Prospectus or Summary Prospectus.  Please read these Prospectuses carefully to consider the investment objectives, risks, charges and expenses, before investing or sending money.  These Prospectuses contain this and more information about the FMI Funds.  Please read the Prospectus or Summary Prospectuses carefully before investing.

Please note the FMI Common Stock Fund and the FMI Large Cap Fund are currently closed to new investors.

Securities named in the Letters to Shareholders, but not listed in the Schedules of Investments are not held in the Funds as of the date of this disclosure.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual securities.

Risks associated with investing in the Funds are as follows:

FMI Large Cap Fund: Stock Market Risk, Medium and Large Capitalization Companies Risk, Non-Diversification Risk (Non-Diversified funds are subject to higher volatility than funds that are invested more broadly), Value Investing Risk, and Foreign Securities Risk (fluctuation of currency, different financial standards, and political instability).

FMI Common Stock Fund: Stock Market Risk, Small & Medium Capitalization Companies Risks (which includes the potential for greater volatility and less financial resources than Large-Cap Companies), Value Investing Risk and Foreign Securities Risk (fluctuation of currency, different financial standards, and political instability).

FMI International Fund: Stock Market Risk, Non-Diversification Risk (Non-Diversified funds are subject to higher volatility than funds that are invested more broadly), Value Investing Risk, Foreign Securities Risk (fluctuation of currency, different financial standards, and political instability), Geographic Concentration Risk, Currency Hedging Risk and Large Capitalization Companies Risk.

For details regarding these risks, please refer to the Funds’ Prospectus or Summary Prospectuses dated January 30, 2015.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus.

The Standard and Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange.  The Standard & Poor’s Ratings Group designates the stock to be included in the Index on a statistical basis.  A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

FMI Funds
DISCLOSURE INFORMATION (Continued)

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.  The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.  The MSCI EAFE Index is unmanaged and investors cannot invest directly in the Index.  Index results are inclusive of dividends and net of foreign withholding taxes.  The reported figures include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses.

The MSCI EAFE Index is calculated in local currency as well as in U.S. Dollars (USD).  The concept of a local currency calculation excludes the impact of currency fluctuations.  All currencies of listing are considered in the Index calculation in local currency where current prices (t) and previous day prices (t-1) are converted into USD using the same exchange rate (exchange rate t-1) in the numerator and denominator.  As a consequence, the FX factor drops out of the equation.  The USD calculation includes exchange rates at t and t-1.  Therefore, the local currency calculation only represents the price appreciation or depreciation of the securities, whereas the USD calculation also accounts for the performance of the currency (or currencies) relative to the USD.

MSCI EAFE is a service mark of MSCI Barra.

An investment cannot be made directly into an index.

Reference definitions found at Investopedia.com

EPS – Earnings per Share – The portion of a company’s profit allocated to each outstanding share of common stock.  Earnings per share serves as an indicator of a company’s profitability.

P/E ratio (forward 4 quarters) – Price to Earnings ratio (forward 4 quarters) is a measure of the price-to-earnings ratio (P/E) using forecasted earnings for the P/E calculation. While the earnings used are just an estimate and are not as reliable as current earnings data, there is still a benefit in estimated P/E analysis. The forecasted earnings used in the formula can either be for the next 12 months or for the next full-year fiscal period.

EBIT – Earnings Before Interest & Tax – An indicator of a company’s profitability, calculated as revenue minus expenses, excluding tax and interest.

EBITDA – Earnings Before Interest Taxes Depreciation and Amortization is essentially net income with interest, taxes, depreciation, and amortization added back to it, and can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

EV/EBITDA – Enterprise Value to Earnings Before Interest Taxes Depreciation and Amortization is a measure of the value of a stock that compares a company’s enterprise value (market cap plus debt, minority interest and preferred shares, minus total cash and cash equivalents) to its earnings before interest taxes depreciation and amortization. EV/EBITDA is one of several fundamental indicators that investors use to determine whether a stock is priced well. The EV/EBITDA multiple is also often used to determine a company’s valuation in the case of a potential acquisition.

EV/Sales – Enterprise-Value-To-Sales – A valuation measure that compares the enterprise value of a company to the company’s sales. EV/sales gives investors an idea of how much it costs to buy the company’s sales.

P/B – Price to Book – A ratio used to compare a stock’s market value to its book value.

ROE – Return on Equity – The amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

ROI – Return on Investment – A performance measure used to evaluate the efficiency of an investment or to compare the efficiency of a number of different investments.

ROIC – Return on Invested Capital – A calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments. The return on invested capital measure gives a sense of how well a company is using its money to generate returns.

Distributed by Rafferty Capital Markets, LLC

(This Page Intentionally Left Blank.)

FMI Large Cap Fund	FMI Common Stock Fund	FMI International Fund

100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202
 www.fmifunds.com
 414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN	GORDON H. GUNNLAUGSSON
ROBERT C. ARZBAECHER	TED D. KELLNER
JOHN S. BRANDSER	PAUL S. SHAIN
PATRICK J. ENGLISH

INVESTMENT ADVISER
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202

ADMINISTRATOR, ACCOUNTANT, TRANSFER
AGENT AND DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
800-811-5311 or 414-765-4124

CUSTODIAN	INDEPENDENT REGISTERED
U.S. BANK, N.A.	PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
DISTRIBUTOR
RAFFERTY CAPITAL MARKETS, LLC	LEGAL COUNSEL
FOLEY & LARDNER LLP

FMI Funds
1-800-811-5311 www.fmifunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)
The Registrant’s disclosure controls and procedures are periodically evaluated.  As of April 14, 2015, the date of the last evaluation, the Registrant’s officers have concluded that the Registrant’s disclosure controls and procedures are adequate.

(b)
The Registrant’s internal controls are periodically evaluated.  There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report  that have materially affected, or are reasonably likely to materially affect, such controls.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto. Not applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FMI Funds, Inc.
Registrant

By   /s/Ted D. Kellner
Ted D. Kellner, Principal Executive Officer

Date     April 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FMI Funds, Inc.
Registrant

By   /s/Ted D. Kellner
Ted D. Kellner, Principal Financial Officer

Date     April 20, 2015